UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number     811-21944
                                                      ---------------

                       First Trust Exchange-Traded Fund II
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
               --------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code:  (630) 765-8000
                                                            --------------

                      Date of fiscal year end:  September 30
                                               --------------

                    Date of reporting period:  March 31, 2010
                                              ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:




[LOGO OMITTED]           FIRST TRUST




FIRST TRUST EXCHANGE-TRADED FUND II
-------------------------------------------------------------------------------




        First Trust Dow Jones STOXX(R) European Select Dividend
        Index Fund

        First Trust FTSE EPRA/NAREIT Developed Markets Real Estate
        Index Fund

        First Trust Dow Jones Global Select Dividend Index Fund

        First Trust ISE Global Wind Energy Index Fund

        First Trust ISE Global Engineering and Construction
        Index Fund

        First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure
        Index Fund

        First Trust ISE Global Copper Index Fund

        First Trust ISE Global Platinum Index Fund





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Semi-Annual Report
March 31, 2010
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Front Cover

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Table of Contents
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                   First Trust Exchange-Traded Fund II
                              March 31, 2010


Shareholder Letter........................................................... 2
Market Overview.............................................................. 3
Fund Performance Overview
 First Trust Dow Jones STOXX(R) European Select Dividend Index Fund.......... 4
 First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund....... 6
 First Trust Dow Jones Global Select Dividend Index Fund..................... 8
 First Trust ISE Global Wind Energy Index Fund...............................10
 First Trust ISE Global Engineering and Construction Index Fund..............12
 First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund....14
 First Trust ISE Global Copper Index Fund....................................16
 First Trust ISE Global Platinum Index Fund..................................18
Notes to Fund Performance Overview...........................................20
Understanding Your Fund Expenses.............................................21
Portfolio of Investments
 First Trust Dow Jones STOXX(R) European Select Dividend Index Fund..........23
 First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund.......25
 First Trust Dow Jones Global Select Dividend Index Fund.....................29
 First Trust ISE Global Wind Energy Index Fund...............................32
 First Trust ISE Global Engineering and Construction Index Fund..............34
 First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund....36
 First Trust ISE Global Copper Index Fund....................................37
 First Trust ISE Global Platinum Index Fund..................................38
Statements of Assets and Liabilities.........................................40
Statements of Operations.....................................................42
Statements of Changes in Net Assets..........................................44
Financial Highlights.........................................................48
Notes to Financial Statements................................................52
Additional Information ......................................................59
Risk Considerations..........................................................63

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                  Caution Regarding Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund II (the "Trust") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.


                        Performance and Risk Disclosure

There is no assurance that any series of the Trust described in this report (each such series is referred to as a "Fund" and collectively, the "Funds") will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" at the end of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.


                            How to Read This Report

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary by Robert F. Carey, Chief Investment Officer of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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Shareholder Letter
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                       First Trust Exchange-Traded Fund II
                               Semi-Annual Report
                                 March 31, 2010


Dear Shareholders:

I am pleased to present you with the semi-annual report for your investment in the series of First Trust Exchange-Traded Fund II.

First Trust Advisors L.P. ("First Trust") has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. The past eighteen months have been challenging, but successful investors understand that the success they have achieved is typically because of their long-term investment perspective through all kinds of markets.

The report you hold contains detailed information about the semi-annual period for the Funds that comprise the First Trust Exchange-Traded Fund II. It also has each Fund's performance review and financial statements for the period. I encourage you to read this document and discuss it with your financial advisor.

First Trust offers a variety of products that can fit many financial plans to help those investors seeking long-term financial success.

At First Trust we continue to be committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio. We value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.


Sincerely,


/s/ James A. Bowen


James A. Bowen
President of First Trust Exchange-Traded Fund II

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Market Overview
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                       First Trust Exchange-Traded Fund II
                               Semi-Annual Report
                                 March 31, 2010


[PHOTO OMITTED]     Robert F. Carey, CFA
                    Senior Vice President and Chief Investment Officer
                    First Trust Advisors L.P.


                    Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has 22 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.


State of the Global Economy

While the recession has yet to be declared over by the National Bureau of Economic Research, the U.S. economy has expanded for three consecutive quarters. GDP grew by an annualized 3.2% in the first quarter of 2010. It grew by 2.2% in the third quarter of 2009 and 5.6% in the fourth quarter of 2009. The consumer is starting to spend again and Corporate America is flush with cash. U.S. non-financial companies alone were holding $2.8 trillion in cash and equivalents at the start of 2010, according to Kiplinger. The last positive sign, in our opinion, is job growth. If nonfarm payrolls can exceed 200,000 per month for a 3-4 month stretch, confidence levels (businesses and consumers) should rebound.

Global growth is expected to approach 4.50% in both 2010 and 2011, according to the International Monetary Fund (IMF). While growth is expected to top 6.25% in emerging economies in 2010-11, the growth rate for developed nations is expected to be a more modest 2.25% in 2010, and 2.50% in 2011. The IMF's optimistic outlook for growth is subject to change due to the sovereign debt crisis in Greece. Although this commentary only covers the six months ended March 31, 2010, it is being written subsequent to that period, and it is important to note that in the second week of May, a bailout package for Greece totaling nearly $1 trillion (approximately 750 billion Euros) was consummated. Obviously, this package was built in an effort to stave off default and prevent a European contagion.

Global Markets

Retail investors overwhelmingly favored foreign stocks over U.S. stocks in 2009 and maintained this bias through the end of the first quarter of 2010. Investors poured a net $100.8 billion into International/Global Equity funds and ETFs in 2009, while U.S. Equity funds and ETFs experienced net outflows totaling $4.6 billion, according to Strategic Insight, LLC. In the first quarter of 2010, net inflows to International/Global Equity funds and ETFs totaled $28.8 billion, vs. $16.9 billion for U.S. Equity funds and ETFs.

For the six months ended March 31, 2010, the MSCI World (ex U.S.) Index and MSCI Emerging Markets Index were up 4.0% (USD) and 11.1% (USD), respectively. The S&P 500 posted a gain of 11.8%. With respect to the debt markets, the Barclays Capital Global Aggregate Index declined 1.1%, while the Barclays Capital Global Emerging Markets Index gained 5.9% (USD). The Barclays Capital U.S. Aggregate Index was up 2.0%. The U.S. dollar appreciated by 2.4% against a basket of major currencies.

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Funde Performance Overview
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FDD - First Trust Dow Jones STOXX(R) European Select Dividend Index Fund

First Trust Dow Jones STOXX(R) European Select Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the STOXX(R) Europe Select Dividend 30 Index (the "Index"), formerly known as the Dow Jones STOXX(R) Select Dividend 30 Index. The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FDD." The Fund will normally invest at least 90% of its assets in non-U.S. common stocks that comprise the Index or in depositary receipts that may include American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts, New York shares or global shares representing securities in the Index.

The Index consists of 30 high dividend-yielding securities selected from the STOXX(R) Europe 600 Index, formerly known as the Dow Jones STOXX(R) 600 Index, including secondary lines of those companies (where there are multiple lines of equity capital in a company). The STOXX(R) Europe 600 Index, covers 18 European countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Index is compiled and maintained by STOXX(R) Limited. Only dividend-paying companies in the STOXX(R) Europe 600 Index (including secondary lines of those companies) are considered for inclusion in the Index. In addition, a company must have a non-negative five-year dividend-per-share growth rate and a dividend-to-earnings ratio of 60% or less.

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Performance as of March 31, 2010
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                                                                                            Average Annual         Cumulative
                                                                                             Total Returns        Total Returns
                                                6 Months Ended         1 Year Ended      Inception (08/27/07) Inception (08/27/07)
                                                   03/31/10              03/31/10             to 03/31/10          to 03/31/10
FUND PERFORMANCE
 NAV                                               -2.48%                57.89%               -23.13%               -49.46%
 Market Price                                      -2.91%                53.13%               -23.21%               -49.60%
INDEX PERFORMANCE
 STOXX(R) Europe Select Dividend 30 Index(1)       -1.84%                58.66%               -22.43%               -48.23%
 STOXX(R) Europe 600 Index(2)                       1.55%                57.14%               -10.05%               -24.00%
 MSCI Europe Index                                  1.38%                56.10%               -10.21%               -24.35%
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1 Formerly known as the Dow Jones STOXX(R) Select Dividend 30 Index. 2 Formerly known as the Dow Jones STOXX(R) 600 Index.

(See Notes to Fund Performance Overview on page 20.)


Performance Review

For the six months ended March 31, 2010, the Fund's net asset value ("NAV") return of -2.48% underperformed the benchmark MSCI Europe Index return of +1.38% by -3.86%. The currency effect related to holding assets denominated in foreign securities negatively impacted the performance of the Fund, as the exposure to foreign currencies detracted -5.8% from the Fund's total return during the six-month period covered by this report. The U.S. dollar strengthened during the period, as economic prospects in the U.S. became brighter; conversely, foreign currencies (such as the Euro) weakened on Greek credit concerns. The Euro and the Danish Krone both dropped -7.7% against the U.S. dollar, while the British Pound Sterling lost -5.0% against the U.S. dollar. Industrials such as French-based steel tubing producer Vallourec (+24.3% local) and Finnish industrial supplier Metso (+22.1% local), were bright spots in the Fund's portfolio, as they rose steadily during the period on optimism of a global economic recovery. On the other hand, financial companies such as Banco Santander (-9.7% local), the largest commercial Spanish bank, were hurt during the period, as concerns mounted around sovereign debt, including that of Portugal and Spain, in addition to Greece. On a relative basis, the Fund's larger exposure to the Financials sector (average weight of 31.0% vs. 24.3%) also contributed to the Fund's underperformance, as the sector underperformed amidst the European sovereign debt woes during the period.

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                   Top Five and Bottom Five Performing Stocks
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      (by contribution to return over the six months ended March 31, 2010)

            TOP-PERFORMING STOCKS           BOTTOM-PERFORMING STOCKS
                  Ratos                   AB Koninklijke BAM Groep N.V.
              Vallourec S.A.                       Man Group PLC
                Metso Corp.                    Banco Santander S.A.
                  BASF SE                  BRIT Insurance Holdings N.V.
        United Utilities Group PLC                H. Lundbeck A/S


____________________
"STOXX," "STOXX(R) Eurorpe 600 Index" and "STOXX(R) Europe Select Dividend 30 Index" are trademarks of STOXX(R) Limited ("STOXX") and have been licensed for use for certain purposes by First Trust and the Fund. The Fund, based on the STOXX(R) Europe Select Dividend 30 Index, is not sponsored, endorsed, sold or promoted by STOXX and STOXX does not make any representation regarding the advisability of trading or investing in such product.

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Fund Performance Overview (Continued)
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FDD - First Trust Dow Jones STOXX(R) European Select Dividend Index
      Fund (Continued)

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Portfolio Sector Allocation as of March 31, 2010
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                                               % OF TOTAL
 SECTOR                                   LONG-TERM INVESTMENTS
 Financials                                     43.24%
 Telecommunication Services                     17.35
 Utilities                                      14.48
 Health Care                                     6.89
 Industrials                                     6.49
 Consumer Discretionary                          5.26
 Materials                                       4.07
 Energy                                          2.22
                                               -------
      Total                                    100.00%
                                               =======

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Top Ten Portfolio Holdings as of March 31, 2010
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                                               % OF TOTAL
 SECURITY                                 LONG-TERM INVESTMENTS
 Man Group PLC                                    7.90%
 Enel S.p.A                                       4.64
 Provident Financial PLC                          4.49
 Catlin Group Ltd.                                4.38
 RSA Insurance Group PLC                          4.34
 United Utilities PLC                             4.06
 Deutsche Telekom AG                              4.02
 France Telecom S.A.                              3.97
 Belgacom S.A.                                    3.80
 Banco de Sabadell S.A.                           3.79
                                                -------
      Total                                      45.39%
                                                =======


               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     AUGUST 27, 2007 - MARCH 31, 2010

                            [GRAPHIC OMITTED]
                       EDGARIZATION OF DATA POINTS

FUND/INDEX                                                   8/27/07   9/30/07   3/31/08   9/30/08   3/31/09   9/30/09  3/31/10
----------                                                   -------   -------   -------   -------   -------   -------  -------
First Trust Dow Jones STOXX(R) European Select Dividend
   Index Fund                                                $10,000   $10,323   $ 8,841   $ 5,562   $ 3,201   $ 5,182  $ 5,054
Dow Jones STOXX(R) Select Dividend 30 Index                   10,000    10,304     9,039     5,539     3,263     5,275    5,177
Dow Jones STOXX(R) 600 Index                                  10,000    10,622     9,670     7,333     4,836     7,484    7,600
MSCI Europe Index                                             10,000    10,636     9,675     7,347     4,846     7,462    7,565


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through March 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 30, 2007 (commencement of trading) through March 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

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                  Number of Days Bid/Ask Midpoint At/Above NAV
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For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                 >=2.00%
8/30/07 - 9/30/07                         7                         9                          4                         0
10/1/07 - 9/30/08                        38                        55                         74                        30
10/1/08 - 9/30/09                        34                        27                         43                        84
10/1/09 - 3/31/10                        23                        13                          8                         3


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                    Number of Days Bid/Ask Midpoint Below NAV
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For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                 >=2.00%
8/30/07 - 9/30/07                         1                         0                          0                         0
10/1/07 - 9/30/08                        25                        12                         10                         9
10/1/08 - 9/30/09                        19                        18                         15                        12
10/1/09 - 3/31/10                        27                        29                         21                         1

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Fund Performance Overview (Continued)
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FFR - First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the FTSE EPRA/NAREIT Developed Index (the "FTSE Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FFR." The Fund will normally invest at least 90% of its assets in common stocks that comprise the FTSE Index or in depositary receipts that may include American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts, New York shares or global shares representing securities in the FTSE Index.

The FTSE Index is compiled and maintained by FTSE International Limited. The FTSE Index is modified market cap weighted based on free float market capitalization and tracks the performance of listed real estate companies or real estate investment trusts ("REITs") in North America, Europe and Asia. The FTSE Index is comprised of the FTSE EPRA/NAREIT North America Series, the FTSE EPRA/NAREIT Europe Series and the FTSE EPRA/NAREIT Asia Series.

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Performance as of March 31, 2010
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                                                                                            Average Annual         Cumulative
                                                                                             Total Returns        Total Returns
                                                6 Months Ended         1 Year Ended      Inception (08/27/07) Inception (08/27/07)
                                                   03/31/10              03/31/10             to 03/31/10          to 03/31/10
FUND PERFORMANCE
 NAV                                                8.03%                82.44%               -12.74%               -29.78%
 Market Price                                       7.53%                84.74%               -12.60%               -29.49%
INDEX PERFORMANCE
 FTSE EPRA/NAREIT Developed Index                   8.54%                84.50%               -11.85%               -27.88%
 S&P Global REIT Index                             10.33%                88.28%               -11.83%               -27.83%
 MSCI World REIT Index                              8.09%                78.85%               -14.92%               -34.22%
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(See Notes to Fund Performance Overview on page 20.)


Performance Review

For the six months ended March 31, 2010, the Fund's NAV return of +8.03% underperformed the benchmark MSCI World REIT Index return of +8.09% by -0.06%. The currency effect related to holding assets denominated in foreign securities was somewhat muted, with a drop in the Euro and British Pound offset by a large exposure to the strengthening U.S. dollar, as well as the stronger Canadian dollar and Australian dollar. Stronger economic indicators during the six-month period covered by this report served to boost the performance of REITs, as economic indicators signaled that the global economy could be expanding. Office REITs and retail REITs were the best classes of REITs as U.S. REITs, in particular, benefited from strong employment numbers, increasing GDP figures, and much stronger than expected retail sales numbers. Simon Property Group (+22.8%) was the top-performing stock in the Fund, based on contribution to return. The mall operator benefited from increasing occupancy rates, particularly in the U.S., where the company is primarily focused. Due to the company's focus on U.S. assets, it was able to outperform global peers as the U.S. recovery has outpaced Europe.

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                   Top Five and Bottom Five Performing Stocks
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      (by contribution to return over the six months ended March 31, 2010)

        TOP-PERFORMING STOCKS                 BOTTOM-PERFORMING STOCKS
     Simon Property Group, Inc.                    Westfield Group
         Equity Residential                           Segro PLC
           Public Storage                  New World Development Co., Ltd.
        Vornado Realty Trust                          GPT Group
     Host Hotels & Resorts, Inc.               City Developments Ltd.


____________________
The FTSE EPRA/NAREIT Developed Index is calculated by FTSE International Limited ("FTSE"). FTSE does not sponsor, endorse or promote the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund. All copyright in the index values and constituent list vests in FTSE and/or its licensors. First Trust and the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund has obtained full license from FTSE to use such copyright in the creation of the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund. "FTSE(R)","FT-SE(R)" and "Footsie(R)" are trademarks jointly owned by the London Stock Exchange Plc and the Financial Times Limited and are used by FTSE under license. "NAREIT(R)" is the trademark of the National Association of Real Estate Investment Trusts and "EPRA(R)" is the trademark of the European Public Real Estate Association and are used by FTSE under license.

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Fund Performance Overview (Continued)
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FFR - First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index
      Fund (Continued)

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Portfolio Sector Allocation as of March 31, 2010
-------------------------------------------------------------------------------
                                               % OF TOTAL
 SECTOR                                   LONG-TERM INVESTMENTS
 Financials                                     99.05%
 Industrials                                     0.71
 Consumer Discretionary                          0.19
 Health Care                                     0.05
                                               -------
      Total                                    100.00%
                                               =======

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 Top Ten Portfolio Holdings as of March 31, 2010
-------------------------------------------------------------------------------
                                               % OF TOTAL
 SECURITY                                 LONG-TERM INVESTMENTS
 Sun Hung Kai Properties Ltd.                    4.29%
 Westfield Group                                 3.81
 Simon Property Group, Inc.                      3.63
 Unibail-Rodamco S.A.                            2.67
 Mitsubishi Estate Co., Ltd.                     2.57
 Mitsui Fudosan Co., Ltd.                        2.21
 Vornado Realty Trust                            2.03
 Public Storage                                  1.75
 Equity Residential                              1.65
 Boston Properties, Inc.                         1.56
                                                ------
      Total                                     26.17%
                                                ======

               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     AUGUST 27, 2007 - MARCH 31, 2010

                            [GRAPHIC OMITTED]
                       EDGARIZATION OF DATA POINTS

FUND/INDEX                                        8/27/07    9/30/07    3/31/08    9/30/08    3/31/09    9/30/09    3/31/10
----------                                        -------    -------    -------    -------    -------    -------    -------
First Trust FTSE EPRA/NAREIT Developed Markets
 Real Estate Index Fund                           $10,000    $10,686    $ 9,012    $ 7,443    $ 3,849    $ 6,500    $ 7,022
FTSE EPRA/NAREIT Developed Index                   10,000     10,693      9,057      7,420      3,909      6,645      7,212
S&P Global REIT Index                              10,000     10,590      9,162      7,992      3,833      6,541      7,217
MSCI World Real Estate Investment Trust Index      10,000     10,656      9,061      7,901      3,678      6,086      6,578


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through March 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 30, 2007 (commencement of trading) through March 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

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                  Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                 >=2.00%
8/30/07 - 9/30/07                         9                        10                          1                         0
10/1/07 - 9/30/08                        58                        63                         48                        11
10/1/08 - 9/30/09                        44                        48                         40                        49
10/1/09 - 3/31/10                        39                        39                          9                         1


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                    Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                 >=2.00%
8/30/07 - 9/30/07                         1                         0                          0                         0
10/1/07 - 9/30/08                        35                        21                         12                         5
10/1/08 - 9/30/09                        16                        17                         12                        26
10/1/09 - 3/31/10                        16                        19                          2                         0

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Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FGD - First Trust Dow Jones Global Select Dividend Index Fund

First Trust Dow Jones Global Select Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Global Select Dividend Index(SM) (the "Select Dividend Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FGD." The Fund will normally invest at least 90% of its assets in common stocks that comprise the Select Dividend Index or in depositary receipts that may include American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts, New York shares or global shares, representing securities in the Select Dividend Index.

The Select Dividend Index is an indicated annual dividend yield weighted index of 100 stocks selected from the developed-market portion of the Dow Jones World Index(SM). Indicated annual dividend yield is a stock's unadjusted indicated annual dividend (not including any special dividends) divided by its unadjusted price.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of March 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Average Annual         Cumulative
                                                                                             Total Returns        Total Returns
                                                6 Months Ended         1 Year Ended      Inception (11/21/07) Inception (11/21/07)
                                                   03/31/10              03/31/10             to 03/31/10          to 03/31/10
FUND PERFORMANCE
 NAV                                                3.86%                86.50%                -8.26%               -18.40%
 Market Price                                       3.85%                86.52%                -8.24%               -18.35%
INDEX PERFORMANCE
 Dow Jones Global Select Dividend Index(SM)         4.15%                87.23%                -8.08%               -18.00%
 Dow Jones World Developed Markets Index(SM)        7.94%                54.76%                -7.22%               -16.19%
 MSCI World Index                                   7.44%                52.37%                -8.06%               -17.96%
------------------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 20.)

Performance Review

For the six months ended March 31, 2010, the Fund's NAV return of +3.86% underperformed the benchmark MSCI World Index return of +7.44% by -3.58%. The currency effect related to holding assets denominated in foreign securities negatively impacted the performance of the Fund, as the exposure to foreign currencies detracted -1.7% from the Fund's total return during the period covered by this report. The U.S. dollar strengthened during the six-month period, as economic prospects in the U.S. became brighter; conversely, foreign currencies (such as the Euro), weakened on Greek credit concerns. The Euro dropped -7.7% against the U.S. dollar, while the British Pound Sterling lost -5.0% against the U.S. dollar. Industrials such as the Finnish industrial supplier Metso (+22.1% local) were bright spots in the Fund's portfolio, as they rose steadily during the period on optimism of a global economic recovery. Conversely, the Netherlands-based construction company Koninklijke BAM Groep was the weakest-performing stock in the Fund, returning (-27.0% local). The stock dropped amidst a lower profit outlook due to weaker European conditions, along with plans for a dilutive equity offering.

-------------------------------------------------------------------------------
                   Top Five and Bottom Five Performing Stocks
-------------------------------------------------------------------------------
      (by contribution to return over the six months ended March 31, 2010)

        TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
         Russel Metals, Inc.                   Koninklijke BAM Groep N.V.
         VTECH Holdings Ltd.                Telecom Corp. of New Zealand Ltd.
           Metso Corp. Oyj                         Telekom Austria AG
               YIT Oyj                              David Jones Ltd.
             Orica Ltd.                               HMV Group PLC


____________________
Dow Jones and Dow Jones Global Select Dividend Index(SM) are trademarks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust and the Fund. The Fund, based on the Dow Jones Global Select Dividend Index(SM), is not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of trading or investing in such product.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FGD - First Trust Dow Jones Global Select Dividend Index Fund (Continued)

-------------------------------------------------------------------------------
Portfolio Sector Allocation as of March 31, 2010
-------------------------------------------------------------------------------
                                               % OF TOTAL
 SECTOR                                   LONG-TERM INVESTMENTS
 Utilities                                      19.32%
 Telecommunication Services                     17.35
 Industrials                                    15.71
 Financials                                     14.05
 Consumer Discretionary                          8.45
 Energy                                          8.36
 Materials                                       6.64
 Consumer Staples                                5.18
 Information Technology                          3.32
 Health Care                                     1.62
                                               -------
      Total                                    100.00%
                                               =======

-------------------------------------------------------------------------------
 Top Ten Portfolio Holdings as of March 31, 2010
-------------------------------------------------------------------------------
                                               % OF TOTAL
 SECURITY                                 LONG-TERM INVESTMENTS
 MAp Group                                       2.03%
 StarHub Ltd.                                    1.86
 Bell Aliant Regional Communications
      Income Fund                                1.86
 Crescent Point Energy Corp.                     1.75
 Commonwealth Property Office Fund               1.60
 Stockland                                       1.55
 Telecom Corp. of New Zealand Ltd.               1.53
 Westfield Group                                 1.50
 Manitoba Telecom Services Inc.                  1.44
 France Telecom S.A.                             1.40
                                                ------
      Total                                     16.52%
                                                ======

               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     AUGUST 27, 2007 - MARCH 31, 2010

                            [GRAPHIC OMITTED]
                       EDGARIZATION OF DATA POINTS

FUND/INDEX                                                   11/21/07   3/31/08   9/30/08   3/31/09   9/30/09  3/31/10
----------                                                   --------   -------   -------   -------   -------  -------
First Trust Dow Jones Global Select Dividend Index Fund      $10,000    $ 9,345   $ 7,028   $ 4,375   $ 7,857  $ 8,160
Dow Jones Global Select Dividend Index(SM)                    10,000      9,362     6,925     4,380     7,873    8,200
Dow Jones World Developed Markets Index(SM)                   10,000      9,379     7,816     5,416     7,765    8,381
MSCI World Index                                              10,000      9,378     7,815     5,385     7,636    8,204


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through March 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 27, 2007 (commencement of trading) through March 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

------------------------------------------------------------------------------------------------------------------------------------
                  Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                 >=2.00%
11/27/07 - 9/30/08                      21                         22                        54                        69
10/1/08 - 9/30/09                       22                         33                        59                        71
10/1/09 - 3/31/10                       58                         28                         7                         1

------------------------------------------------------------------------------------------------------------------------------------
                    Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                 >=2.00%
11/27/07 - 9/30/08                      17                          6                        12                        12
10/1/08 - 9/30/09                       17                         12                        22                        16
10/1/09 - 3/31/10                       25                          5                         1                         0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FAN - First Trust ISE Global Wind Energy Index Fund

First Trust ISE Global Wind Energy Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Global Wind Energy Index (the "ISE Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FAN." The Fund will normally invest at least 90% of its assets in common stocks that comprise the ISE Index or in depositary receipts that may include American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts, New York shares or global shares representing securities in the ISE Index.

The ISE Index was developed and is owned by the International Securities Exchange, LLC, in consultation with Standard & Poor's, a Division of The McGraw-Hill Companies, Inc., which calculates and maintains the ISE Index. The ISE Index provides a benchmark for investors interested in tracking public companies throughout the world that are active in the wind energy industry based on analysis of the products and services offered by those companies.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of March 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Average Annual         Cumulative
                                                                                             Total Returns        Total Returns
                                                6 Months Ended         1 Year Ended      Inception (06/16/08) Inception (06/16/08)
                                                   03/31/10              03/31/10             to 03/31/10          to 03/31/10
FUND PERFORMANCE
 NAV                                              -16.25%                30.63%               -35.42%               -54.26%
 Market Price                                     -16.42%                28.73%               -35.60%               -54.50%
INDEX PERFORMANCE
 ISE Global Wind Energy Index                     -15.71%                32.19%               -34.85%               -53.54%
 Russell 3000(R) Index                             12.19%                52.44%                -5.65%                -9.88%
 MSCI World Index                                   7.44%                52.37%                -8.66%               -14.95%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

Performance Review

For the six months ended March 31, 2010, the Fund's NAV return of -16.25% underperformed the benchmark MSCI World Index return of +7.44% by -23.69%. The effect of holding foreign currency during the six-month period covered by this report negatively impacted the total return of the Fund. The foreign currency effect was most noticeable in Euro-denominated assets, where the Euro dropped -7.7% against the U.S. dollar. The effect of holding foreign-currency denominated assets detracted -3.8% from the Fund's total return. In addition to negative currency effect, the Greek credit crisis, along with mounting concerns around Spanish and Portuguese debt, hurt the performance of European-based wind companies and utilities such as Iberdrola (-8.5% local). Additionally, continued tightening of debt in the European nations has hindered large wind turbine manufacturers such as Nordex (-29.2% local) and Clipper Windpower (-42.7% local). The companies are highly dependent on fiscal policy initiatives, low interest rates, and free-flowing credit. From a policy perspective, Germany announced a cut to its feed-in tariff, which sent a ripple through clean energy companies serving the country, while Spain announced that it was going to require utilities to burn a set amount of locally-mined coal. While interest rates remained low, concerns of increasing rates and a general freezing of credit among European countries hindered performance among the Fund's wind companies.

-------------------------------------------------------------------------------
                   Top Five and Bottom Five Performing Stocks
-------------------------------------------------------------------------------
      (by contribution to return over the six months ended March 31, 2010)

            TOP-PERFORMING STOCKS                 BOTTOM-PERFORMING STOCKS
             Repower Systems AG              Gamesa Corporacion Tecnologica S.A.
                 Deere & Co.                         EDP Renovaveis S.A.
        Allegheny Technologies, Inc.         Hansen Transmissions International
  Centrais Eletricas Brasileiras S.A., ADR          Broadwind Energy Inc.
             Mitsui & Co., Ltd.                    Vestas Wind Systems A/S


____________________
"International Securities Exchange(TM)", "ISE(TM)" and "ISE Global Wind Energy Index" are trademarks of the International Securities Exchange(TM) and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Global Wind Energy Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(TM) and the International Securities Exchange(TM) makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FAN - First Trust ISE Global Wind Energy Index Fund (Continued)

-------------------------------------------------------------------------------
Portfolio Sector Allocation as of March 31, 2010
-------------------------------------------------------------------------------
                                               % OF TOTAL
 SECTOR                                   LONG-TERM INVESTMENTS
 Utilities                                      46.56%
 Industrials                                    44.73
 Energy                                          5.98
 Materials                                       1.92
 Consumer Discretionary                          0.81
                                               -------
      Total                                    100.00%
                                               =======

-------------------------------------------------------------------------------
 Top Ten Portfolio Holdings as of March 31, 2010
-------------------------------------------------------------------------------
                                               % OF TOTAL
 SECURITY                                 LONG-TERM INVESTMENTS
 Iberdrola Renovables S.A.                       7.29%
 EDP Renovaveis S.A.                             7.16
 Vestas Wind Systems A/S                         7.12
 Repower Systems AG                              6.63
 Hansen Transmissions International              5.29
 Gamesa Corporacion Tecnologica S.A.             5.24
 Infigen Energy                                  4.90
 Nordex AG                                       3.80
 Japan Wind Development Co., Ltd.                3.63
 Fersa Energias Renovables S.A.                  2.85
                                                ------
      Total                                     53.91%
                                                ======

               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     AUGUST 27, 2007 - MARCH 31, 2010

                            [GRAPHIC OMITTED]
                       EDGARIZATION OF DATA POINTS

FUND/INDEX                                                  6/16/08   9/30/08   3/31/09   9/30/09   3/31/10
----------                                                  -------   -------   -------   -------   -------
First Trust ISE Global Wind Energy Index Fund               $10,000   $ 6,370   $ 3,502   $ 5,461   $ 4,574
ISE Global Wind Energy Index                                 10,000     6,314     3,515     5,512     4,646
Russell 3000(R) Index                                        10,000     8,583     5,912     8,032     9,011
MSCI World Index                                             10,000     8,101     5,582     7,916     8,505

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through March 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 18, 2008 (commencement of trading) through March 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

------------------------------------------------------------------------------------------------------------------------------------
                  Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                 >=2.00%
6/18/08 - 9/30/08                        24                        17                         13                         2
10/1/08 - 9/30/09                        57                        52                         40                        11
10/1/09 - 3/31/10                        33                         3                          0                         0


------------------------------------------------------------------------------------------------------------------------------------
                    Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                 >=2.00%
6/18/08 - 9/30/08                         6                         1                          8                         2
10/1/08 - 9/30/09                        41                        30                         17                         4
10/1/09 - 3/31/10                        56                        28                          5                         0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FLM - First Trust ISE Global Engineering and Construction Index Fund

First Trust ISE Global Engineering and Construction Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the ISE Global Engineering and Construction Index (the "Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FLM." The Fund will normally invest in all of the securities (including applicable depositary receipts) comprising the Index in proportion to their weightings in the Index.

The Index was developed and is owned by the International Securities Exchange, LLC, in consultation with Standard & Poor's, a Division of The McGraw-Hill Companies, Inc., which calculates and maintains the Index. The Index provides a benchmark for investors interested in tracking public companies throughout the world that are active in the engineering and construction industries, based on analysis of the products and services offered by those companies.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of March 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Average Annual         Cumulative
                                                                                             Total Returns        Total Returns
                                                6 Months Ended         1 Year Ended      Inception (10/13/08) Inception (10/13/08)
                                                   03/31/10              03/31/10             to 03/31/10          to 03/31/10
FUND PERFORMANCE
 NAV                                                0.65%                49.90%                22.59%                34.71%
 Market Price                                       1.05%                49.27%                23.01%                35.38%
INDEX PERFORMANCE
 ISE Global Engineering and Construction Index      1.13%                51.93%                27.47%                42.63%
 Russell 3000(R) Index                             12.19%                52.44%                15.00%                22.69%
 MSCI World Industrials Index                      12.58%                67.45%                19.40%                29.62%
------------------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 20.)


Performance Review

For the six months ended March 31, 2010, the Fund's NAV return of +0.65% underperformed the benchmark MSCI World Industrials Index return of +12.58% by -11.93%. The effect of holding foreign currency during the period was detrimental to the total return of the U.S. dollar-based Fund. The foreign currency effect was most noticeable in Euro-denominated assets, where the Euro dropped -7.7% against the U.S. dollar. The effect of holding foreign currency-denominated assets detracted -3.0% from the Fund's total return. As government stimulus funds began to flow into the private sector in the first quarter of 2010, contracting giants such as Chicago Bridge & Iron (+24.5%) led the construction sector higher during the quarter, making up for the fourth quarter of 2009, when the industry lagged. Conversely, the Netherlands-based construction company Koninklijke BAM Groep was one of the weakest-performing stocks in the Fund, returning (-27.0% local). The stock dropped amid a lower profit outlook due to weaker European conditions, along with plans for a dilutive equity offering. Underperformance in the Fund is primarily related to the Fund's concentration in the Construction & Engineering industry, one that lagged other industries in the Industrials sector, such as Aerospace & Defense (+20.2% local) and Machinery (+19.8% local).

-------------------------------------------------------------------------------
                   Top Five and Bottom Five Performing Stocks
-------------------------------------------------------------------------------
                (by contribution to return over the approximately
                        six months ended March 31, 2010)

          TOP-PERFORMING STOCKS                BOTTOM-PERFORMING STOCKS
           Aker Solutions ASA                  Sacyr-Vallehermoso S.A.
               Skanska AB                    Koninklijke BAM Groep N.V.
     Chicago Bridge & Iron Co. N.V.               Foster Wheeler AG
              Chiyoda Corp.                           JGC Corp.
               Imtech N.V.                          Eiffage S.A.


____________________
"International Securities Exchange(TM)", "ISE(TM)" and "ISE Global Engineering and Construction Index" are trademarks of the International Securities Exchange(TM) and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Global Engineering and Construction
Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(TM) and the International Securities Exchange(TM) makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FLM - First Trust ISE Global Engineering and Construction Index Fund (Continued)

-------------------------------------------------------------------------------
Portfolio Sector Allocation as of March 31, 2010
-------------------------------------------------------------------------------
                                               % OF TOTAL
 SECTOR                                   LONG-TERM INVESTMENTS
 Industrials                                    93.04%
 Energy                                          6.96
                                               -------
      Total                                    100.00%
                                               =======

-------------------------------------------------------------------------------
 Top Ten Portfolio Holdings as of March 31, 2010
-------------------------------------------------------------------------------
                                               % OF TOTAL
 SECURITY                                 LONG-TERM INVESTMENTS
 Jacobs Engineering Group, Inc.                  3.44%
 Fluor Corp.                                     3.17
 McDermott International, Inc.                   3.06
 Vinci S.A.                                      2.88
 Hochtief AG                                     2.87
 Bouygues S.A.                                   2.76
 KBR, Inc.                                       2.70
 Aker Solutions ASA                              2.68
 Skanska AB                                      2.68
 URS Corp.                                       2.66
                                                ------
      Total                                     28.90%
                                                ======

               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     AUGUST 27, 2007 - MARCH 31, 2010

                            [GRAPHIC OMITTED]
                       EDGARIZATION OF DATA POINTS

FUND/INDEX                                                             10/13/08    3/31/09    9/30/09    3/31/10
----------                                                             -------     -------    -------    -------
First Trust ISE Global Engineering and Construction Index Fund         $10,000     $ 8,987    $13,384    $13,471
ISE Global Engineering and Construction Index                           10,000       9,388     14,103     14,263
Russell 3000(R) Index                                                   10,000       8,048     10,935     12,269
MSCI World Industrials Index                                            10,000       7,741     11,514     12,962


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through March 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 15, 2008 (commencement of trading) through March 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

------------------------------------------------------------------------------------------------------------------------------------
                  Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                 >=2.00%
10/15/08 - 9/30/09                       79                        44                         32                        26
10/1/09 - 3/31/10                        65                        19                          1                         0


------------------------------------------------------------------------------------------------------------------------------------
                    Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%               >=2.00%
10/15/08 - 9/30/09                       36                       12                           8                         5
10/1/09 - 3/31/10                        31                        7                           2                         0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

GRID - First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund

The First Trust ISE Global Engineering and Construction Index Fund (the "Fund") (inception 11/16/2009) seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX(R) Clean Edge(R) Smart Grid Infrastructure Index(SM) (the "Index"). The shares of the Fund are listed and trade on The NASDAQ(R) Stock Market under the ticker symbol "GRID." The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index or in depositary receipts that may include American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts or other depositary receipts representing securities in the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index.

The Index is designed to act as a transparent and liquid benchmark for the grid and electric energy infrastructure sector. The Index includes companies that are primarily engaged and involved in electric grid, electric meters and devices, networks, energy storage and management, and enabling software used by the smart grid infrastructure sector.

--------------------------------------------------------------------------------
Performance as of March 31, 2010
--------------------------------------------------------------------------------
                                                                 Cumulative
                                                                Total Returns
                                                            Inception (11/16/09)
                                                                 to 03/31/10
FUND PERFORMANCE
 NAV                                                                2.57%
 Market Price                                                       2.67%
INDEX PERFORMANCE
 NASDAQ OMX(R) Clean Edge(R) Smart Grid Infrastructure Index(SM)    2.97%
 S&P 1500 Industrials Index                                        12.05%
 Russell 3000(R) Index                                              7.31%
 MSCI World Industrials Index(1)                                    8.14%
--------------------------------------------------------------------------------
1 The broad-based securities market index is changing from S&P 500 Industrials Index to MSCI World Industrials Index because the MSCI World Industrials Index better reflects the composition of the fund.

(See Notes to Fund Performance Overview on page 20.)


Performance Review

For the period November 16, 2009 (Fund inception) through March 31, 2010, the Fund's NAV return of +2.57% underperformed the benchmark MSCI World Industrials Index return of +8.14% by -5.57%. The effect of holding foreign currency during the period negatively impacted the total return of the U.S. dollar-based Fund. The foreign currency effect was most noticeable in Euro-denominated assets, where the Euro dropped -9.8% against the U.S. dollar. The effect of holding foreign currency-denominated assets detracted -2.4% from the Fund's total return, over the period covered. Holdings of smart grid companies, General Cable (-18.8%), American Superconductor (-10.2%) and Echelon (-28.4%) were the main drag on the Fund's portfolio performance, as all companies suffered from analyst downgrades during the period. Additionally, American Superconductor traded lower on concerns about the lack of diversification of its sales, and subsequent reliance on Chinese-based customers. Smaller producers such as Wesco International (+21.7%), Cooper Industries (+11.1%) and Digi International (+35.4%), however, boosted returns in the Fund during the period.

-------------------------------------------------------------------------------
                   Top Five and Bottom Five Performing Stocks
-------------------------------------------------------------------------------
 (by contribution to return over the period November 16, 2009 (Fund inception)
                            through March 31, 2010)

          TOP-PERFORMING STOCKS               BOTTOM-PERFORMING STOCKS
         SMA Solar Technology AG                     Echelon Corp.
           ITC Holdings Corp.                     General Cable Corp.
        Jinpan International Ltd.                 NGK Insulators Ltd.
               Itron, Inc.                       Quanta Services, Inc.
             Power-One Inc.                  American Superconductor Corp.


____________________
NASDAQ(R) and Clean Edge(R) are the registered trademarks (the "Marks") of The NASDAQ Stock Market, Inc. ("NASDAQ(R)") and Clean Edge, Inc. ("Clean Edge(R)") respectively. NASDAQ(R) and Clean Edge(R) are, collectively with their affiliates, the "Corporations." The Marks are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Fund should not be construed in any way as investment advice by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

GRID - First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index
       Fund (Continued)

-------------------------------------------------------------------------------
Portfolio Sector Allocation as of March 31, 2010
-------------------------------------------------------------------------------
                                               % OF TOTAL
 SECTOR                                   LONG-TERM INVESTMENTS
 Industrials                                    79.49%
 Information Technology                         14.82
 Utilities                                       5.69
                                               -------
      Total                                    100.00%
                                               =======

-------------------------------------------------------------------------------
 Top Ten Portfolio Holdings as of March 31, 2010
-------------------------------------------------------------------------------
                                               % OF TOTAL
 SECURITY                                 LONG-TERM INVESTMENTS
 SMA Solar Technology AG                         8.80%
 Prysmian S.p.A.                                 8.52
 Schneider Electric S.A.                         8.21
 Quanta Services, Inc.                           7.55
 NGK Insulators Ltd.                             7.06
 General Cable Corp.                             4.14
 Itron, Inc.                                     4.06
 EnerNOC, Inc.                                   3.90
 American Superconductor Corp.                   3.86
 ITC Holdings Corp.                              3.86
                                                ------
      Total                                     59.96%
                                                ======

               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                    NOVEMBER 16, 2009 - MARCH 31, 2010

                            [GRAPHIC OMITTED]
                       EDGARIZATION OF DATA POINTS

FUND/INDEX                                                                   11/16/09    3/31/10
----------                                                                   --------    -------
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund     $10,000     $10,257
NASDAQ(R) OMX(R) Clean Edge(R) Smart Grid Infrastructure Index(SM)            10,000      10,297
Russell 3000(R) Index                                                         10,000      10,731
S&P 1500 Industrials Index                                                    10,000      11,205
MSCI World Industrials Index                                                  10,000      10,814


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through March 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 17, 2009 (commencement of trading) through March 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

------------------------------------------------------------------------------------------------------------------------------------
                  Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                 >=2.00%
11/17/09 - 3/31/10                       76                         3                          4                         1


------------------------------------------------------------------------------------------------------------------------------------
                    Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                 >=2.00%
11/17/09 - 3/31/10                        6                         0                          1                         1

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

CU - First Trust ISE Global Copper Index Fund

First Trust ISE Global Copper Index Fund (the "Fund") (inception 3/11/2010) seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Global Copper(TM) Index (the "Index"). The shares of the Fund are listed and trade on The NASDAQ(R) Stock Market under the ticker symbol "CU." The Fund will normally invest at least 90% of its net assets in securities that comprise the Index or in depositary receipts representing foreign securities in the Index.

The Index is designed to provide a benchmark for investors interested in tracking public companies that are active in the copper mining business based on analysis of revenue derived from the sale of copper. Issuers of component securities must be actively engaged in some aspect of the copper mining business such as copper mining, refining or exploration. The Index has been created to provide investors with a product allowing them to quickly take advantage of both event-driven news and long-term trends as the need for copper continues to evolve.

--------------------------------------------------------------------------------
Performance as of March 31, 2010
--------------------------------------------------------------------------------
                                                                Cumulative
                                                               Total Returns
                                                           Inception (03/11/10)
                                                                to 03/31/10
FUND PERFORMANCE
 NAV                                                               2.97%
 Market Price                                                      3.37%
INDEX PERFORMANCE
 ISE Global Copper(TM) Index                                       3.37%
 MSCI All Country World Materials Index                            2.91%
 MSCI All Country World Index                                      1.72%
--------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 20.)

Performance Review

Though CU had only been in the market since 3/11/2010, its since inception return of +2.97% narrowly outperformed the benchmark MSCI All Country World Materials Index return of +2.91% by +0.06%. Copper prices, which increased +5.3% during this time, rose the most on 3/29/2010, as announced inventories were lower than expected. Falling inventories, combined with a relatively optimistic global economic outlook, benefited the shares of copper miners over the short three-week period covered by this report.


-------------------------------------------------------------------------------
Portfolio Sector Allocation as of March 31, 2010
-------------------------------------------------------------------------------
                                               % OF TOTAL
 SECTOR                                   LONG-TERM INVESTMENTS
 Materials                                     100.00%
                                               -------
      Total                                    100.00%
                                               =======

-------------------------------------------------------------------------------
 Top Ten Portfolio Holdings as of March 31, 2010
-------------------------------------------------------------------------------
                                               % OF TOTAL
 SECURITY                                 LONG-TERM INVESTMENTS
 Xstrata PLC                                     7.18%
 Freeport-McMoRan Copper & Gold, Inc.            7.12
 BHP Billiton Ltd.                               6.99
 Antofagasta PLC                                 6.91
 Southern Copper Corp.                           6.78
 Ivanhoe Mines Ltd.                              4.85
 MMC Norilsk Nickel, ADR                         4.80
 Rio Tinto PLC, ADR                              4.65
 Vedanta Resources PLC                           4.46
 Kazakhmys PLC                                   4.44
                                                ------
      Total                                     58.18%
                                                ======


___________________
"International Securities Exchange(TM)", "ISE(TM)" and "ISE Global Copper(TM) Index" are trademarks of the International Securities Exchange(TM) and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Global Copper(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(TM) and the International Securities Exchange(TM) makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

CU - First Trust ISE Global Copper Index Fund (Continued)


               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                    NOVEMBER 16, 2009 - MARCH 31, 2010

                            [GRAPHIC OMITTED]
                       EDGARIZATION OF DATA POINTS

FUND/INDEX                                                   11/16/09   3/31/10
----------                                                   --------   -------
First Trust ISE Global Copper Index Fund                     $10,000    $10,297
ISE Global Copper(TM) Index                                   10,000     10,337
MSCI All Country World Index                                  10,000     10,172
MSCI All Country World Materials Index                        10,000     10,291

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through March 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 12, 2010 (commencement of trading) through March 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

------------------------------------------------------------------------------------------------------------------------------------
                  Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                 >=2.00%
3/12/10 - 3/31/10                         7                         5                          0                         0


------------------------------------------------------------------------------------------------------------------------------------
                    Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%              1.00%-1.99%                  >=2.00%
3/12/10 - 3/31/10                         0                         1                          1                         0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

PLTM - First Trust ISE Global Platinum Index Fund First Trust ISE Global

Platinum Index Fund (the "Fund") (inception 3/11/2010) seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Global Platinum(TM) Index (the "Index"). The shares of the Fund are listed and trade on The NASDAQ(R) Stock Market under the ticker symbol "PLTM." The Fund will normally invest at least 90% of its net assets in securities that comprise the Index or in depositary receipts representing foreign securities in the Index.

The Index is designed to provide a benchmark for investors interested in tracking public companies that are active in platinum group metals ("PGM") mining based on revenue analysis of those companies. PGMs collectively refer to six elements, platinum, palladium, osmium, iridium, ruthenium and rhodium, which have similar physical and chemical properties and tend to occur together in the same mineral deposits. Issuers of component securities must be actively engaged in some aspect of PGM mining such as mining, refining or exploration. The Index has been created to provide investors with a product allowing them to quickly take advanage of both event-driven news and long-term trends as the need for PGMs continues to evolve.

--------------------------------------------------------------------------------
Performance as of March 31, 2010
--------------------------------------------------------------------------------
                                                                Cumulative
                                                               Total Returns
                                                           Inception (03/11/10)
                                                                to 03/31/10
FUND PERFORMANCE
 NAV                                                               3.37%
 Market Price                                                      4.23%
INDEX PERFORMANCE
 ISE Global Platinum(TM) Index                                     3.83%
 MSCI All Country World Materials Index                            2.91%
 MSCI All Country World Index                                      1.72%
--------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 20)

Performance Review

Though PLTM had only been in the market since 3/11/2010, its since inception return of +3.37% narrowly outperformed the benchmark MSCI All Country World Materials Index return of +2.91% by +0.46%. Impala Platinum was the top-performing stock by contribution to return, as the stock rallied on expansion news, along with steadily increasing platinum prices (up +1.9% during this time period).



-------------------------------------------------------------------------------
Portfolio Sector Allocation as of March 31, 2010
-------------------------------------------------------------------------------
                                               % OF TOTAL
 SECTOR                                   LONG-TERM INVESTMENTS
 Materials                                      96.95%
 Information Technology                          3.05
                                               -------
      Total                                    100.00%
                                               =======

-------------------------------------------------------------------------------
 Top Ten Portfolio Holdings as of March 31, 2010
-------------------------------------------------------------------------------
                                               % OF TOTAL
 SECURITY                                 LONG-TERM INVESTMENTS
 Impala Platinum Holdings Ltd.                   7.56%
 Aquarius Platinum Ltd.                          7.55
 MMC Norilsk Nickel, ADR                         7.47
 Anglo Platinum Ltd.                             7.41
 Lonmin PLC                                      7.03
 Johnson Matthey PLC                             6.93
 Northam Platinum Ltd.                           4.58
 Eastern Platinum Ltd.                           4.49
 African Rainbow Minerals Ltd.                   4.28
 FNX Mining Co., Inc.                            4.24
                                                ------
      Total                                     61.54%
                                                ======


____________________
"International Securities Exchange(TM)", "ISE(TM)" and "ISE Global Platinum(TM) Index" are trademarks of the International Securities Exchange(TM) and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Global Platinum(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(TM) and the International Securities Exchange(TM) makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

PLTM - First Trust ISE Global Platinum Index Fund (Continued)


               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     MARCH 11, 2010 - MARCH 31, 2010

                            [GRAPHIC OMITTED]
                       EDGARIZATION OF DATA POINTS

FUND/INDEX                                            3/11/10   3/31/10
----------                                            -------   -------
First Trust ISE Global Platinum Index Fund            $10,000   $10,337
ISE Global Platinum(TM) Index                          10,000    10,383
MSCI All Country World Index                           10,000    10,172
MSCI All Country World Materials Index                 10,000    10,291


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.



Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through March 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 12, 2010 (commencement of trading) through March 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

------------------------------------------------------------------------------------------------------------------------------------
                  Number of Days Bid/Ask Midpoint At/Above NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                 >=2.00%
3/12/10 - 3/31/10                         7                         7                          0                         0


------------------------------------------------------------------------------------------------------------------------------------
                    Number of Days Bid/Ask Midpoint Below NAV
------------------------------------------------------------------------------------------------------------------------------------

For the Period                      0.00%-0.49%                0.50%-0.99%               1.00%-1.99%                 >=2.00%
3/12/10 - 3/31/10                         0                         0                          0                      0~~~

--------------------------------------------------------------------------------
Notes to Fund Performance Overview
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future results.

First Trust Exchange-Traded Fund II

Understanding Your Fund Expenses
March 31, 2010 (Unaudited)

As a shareholder of First Trust Dow Jones STOXX(R) European Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust Dow Jones Global Select Dividend Index Fund, First Trust ISE Global Wind Energy Index Fund, First Trust ISE Global Engineering and Construction Index Fund, First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund, First Trust ISE Global Copper Index Fund or First Trust ISE Global Platinum Index Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month period (or shorter) ended March 31, 2010.

Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Annualized
                                                                                              Expense Ratio      Expenses Paid
                                                       Beginning             Ending           Based on the         During the
                                                     Account Value        Account Value         Six-Month           Six-Month
                                                    October 1, 2009      March 31, 2010        Period (a)          Period (b)
------------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST DOW JONES STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND
Actual                                                  $1,000.00            $975.20               0.60%               $2.95
Hypothetical (5% return before expenses)                $1,000.00          $1,021.94               0.60%               $3.02

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND
Actual                                                  $1,000.00          $1,080.30               0.60%               $3.11
Hypothetical (5% return before expenses)                $1,000.00          $1,021.94               0.60%               $3.02

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND
Actual                                                  $1,000.00          $1,038.60               0.60%               $3.05
Hypothetical (5% return before expenses)                $1,000.00          $1,021.94               0.60%               $3.02

FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND
Actual                                                  $1,000.00            $837.50               0.60%               $2.75
Hypothetical (5% return before expenses)                $1,000.00          $1,021.94               0.60%               $3.02

FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND
Actual                                                  $1,000.00          $1,006.50               0.70%               $3.50
Hypothetical (5% return before expenses)                $1,000.00          $1,021.44               0.70%               $3.53


                                                                         Page 21




First Trust Exchange-Traded Fund II

Understanding Your Fund Expenses (Continued)
March 31, 2010 (Unaudited)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Annualized          Expenses Paid
                                                                                              Expense Ratio      During the Period
                                                       Beginning             Ending           Based on the       November 16, 2009
                                                     Account Value        Account Value      Number of Days              To
                                                 November 16, 2009 (c)   March 31, 2010     in the Period (a)    March 31, 2010 (d)
------------------------------------------------------------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND
Actual                                                  $1,000.00          $1,025.70               0.70%               $2.64
Hypothetical (5% return before expenses)                $1,000.00          $1,021.44               0.70%               $3.53


------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Annualized         Expenses Paid
                                                                                              Expense Ratio     During the Period
                                                       Beginning             Ending           Based on the        March 11, 2010
                                                     Account Value        Account Value      Number of Days              To
                                                  March 11, 2010 (c)     March 31, 2010     in the Period (a)    March 31, 2010 (e)
------------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST ISE GLOBAL COPPER INDEX FUND
Actual                                                  $1,000.00          $1,029.70               0.70%               $0.41
Hypothetical (5% return before expenses)                $1,000.00          $1,021.44               0.70%               $3.53

FIRST TRUST ISE GLOBAL PLATINUM INDEX FUND
Actual                                                  $1,000.00          $1,033.70               0.70%               $0.41
Hypothetical (5% return before expenses)                $1,000.00          $1,021.44               0.70%               $3.53


(a) These expense ratios reflect expense caps.
(b) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (October 1, 2009 through March 31, 2010), multiplied by 182/365 (to reflect the one-half year period).
(c) Inception date.
(d) Actual expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (November 16, 2009 through March 31, 2010), multiplied by 136/365. Hypothetical expenses are assumed for the most recent half-year period.
(e) Actual expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (March 11, 2010 through March 31, 2010), multiplied by 21/365. Hypothetical expenses are assumed for the most recent half-year period.

First Trust Dow Jones STOXX(R) European Select Dividend Index Fund

Portfolio of Investments (a)
March 31, 2010 (Unaudited)


    Shares   Description                                Value
-------------------------------------------------------------
             COMMON STOCKS (b) -- 100.1%
             BELGIUM -- 3.8%
     7,217   Belgacom S.A.                      $     281,903
                                                -------------
             BERMUDA -- 4.4%
    59,456   Catlin Group Ltd.                        324,988
                                                -------------
             FRANCE -- 9.3%
    12,326   France Telecom S.A.                      294,923
     4,944   Lagardere S.C.A.                         200,063
     7,847   SCOR SE                                  198,194
                                                -------------
                                                      693,180
                                                -------------
             GERMANY -- 11.5%
     2,462   BASF SE                                  152,699
    22,014   Deutsche Telekom AG                      298,374
     1,143   Muenchener Rueckversicherungs-
                Gesellschaft AG                       185,488
     2,635   RWE AG                                   216,706
                                                -------------
                                                      853,267
                                                -------------
             IRELAND -- 2.0%
     5,974   CRH PLC                                  149,193
                                                -------------
             ITALY -- 7.5%
    61,550   Enel S.p.A                               344,170
    41,905   Snam Rete Gas S.p.A.                     212,389
                                                -------------
                                                      556,559
                                                -------------
             NETHERLANDS -- 8.7%
    14,877   Koninklijke (Royal) KPN N.V.             235,699
     5,644   Koninklijke Boskalis
                Westminster N.V.                      216,306
     8,786   Wolters Kluwer N.V.                      190,523
                                                -------------
                                                      642,528
                                                -------------
             NORWAY -- 2.2%
     7,120   StatoilHydro ASA                         164,846
                                                -------------
             SPAIN -- 7.0%
    50,932   Banco de Sabadell S.A.                   281,221
    17,679   Banco Santander S.A.                     234,962
                                                -------------
                                                      516,183
                                                -------------
             SWEDEN -- 2.1%
     4,651   Ratos AB                                 154,269
                                                -------------
             SWITZERLAND -- 7.2%
     1,755   Baloise Holding AG                       155,626
       485   Swisscom AG                              176,999
       795   Zurich Financial Services AG             203,802
                                                -------------
                                                      536,427
                                                -------------
             UNITED KINGDOM -- 34.4%
    39,106   Amlin PLC                                230,311
     5,826   AstraZeneca PLC                          259,835
    53,545   Carillion PLC                            265,539
    13,110   GlaxoSmithKline PLC                      251,763
   160,066   Man Group PLC                            586,603
    25,307   Provident Financial PLC                  333,149


    Shares   Description                                Value
-------------------------------------------------------------
             UNITED KINGDOM (Continued)
   166,360   RSA Insurance Group PLC            $     321,875
    35,577   United Utilities PLC                     301,793
                                                -------------
                                                    2,550,868
                                                -------------

             TOTAL INVESTMENTS -- 100.1%            7,424,211
             (Cost $7,318,968) (c)
             NET OTHER ASSETS AND
                LIABILITIES -- (0.1)%                  (6,622)
                                                -------------
             NET ASSETS -- 100.0%               $   7,417,589
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Portfolio securities are categorized based upon their country of incorporation.
(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $319,519 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $214,276.

___________________________________
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2010 is as follows (see Note 2A - Portfolio
Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1         LEVEL 2        LEVEL 3
---------------------------------------------------------------
Common Stocks*          $ 7,424,211    $      --     $      --
                      =========================================

* See Portfolio of Investments for country breakout.


                       See Notes to Financial Statements                 Page 23

First Trust Dow Jones STOXX(R) European Select Dividend Index Fund

March 31, 2010 (Unaudited)


                                                     % of
Industry                                          Net Assets
---------------------------------------------------------------
Insurance                                             21.8%
Diversified Telecommunication Services                17.4
Capital Markets                                       10.0
Multi-Utilities                                        7.0
Commercial Banks                                       7.0
Pharmaceuticals                                        6.9
Construction & Engineering                             6.5
Media                                                  5.3
Electric Utilities                                     4.6
Consumer Finance                                       4.5
Gas Utilities                                          2.8
Oil, Gas & Consumable Fuels                            2.2
Chemicals                                              2.1
Construction Materials                                 2.0
---------------------------------------------------------------
Total Investments                                    100.1
Net Other Assets and Liabilities                      (0.1)
                                                  -----------
Total                                                100.0%
                                                  ===========


Page 24                See Notes to Financial Statements

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund

Portfolio of Investments (a)
March 31, 2010 (Unaudited)


    Shares   Description                                Value
-------------------------------------------------------------
             COMMON STOCKS (b) -- 99.6%
             AUSTRALIA -- 9.1%
    20,472   Bunnings Warehouse Property
                Trust                           $      36,445
    93,064   CFS Retail Property Trust                160,125
    98,692   Commonwealth Property Office
                Fund                                   81,961
   235,544   Dexus Property Group                     175,079
    43,034   FKP Property Group                        28,236
   306,690   Goodman Group                            184,339
   458,194   GPT Group                                241,766
   196,196   GPT Group, In Specie (c) (d) (e)               0
   128,114   ING Industrial Fund                       52,316
   134,876   ING Office Fund                           72,405
    74,388   Macquarie CountryWide Trust               38,227
   240,799   Macquarie Office Trust                    62,976
   148,057   Mirvac Group                             200,400
   117,691   Stockland                                430,917
   113,974   Westfield Group                        1,261,334
                                                -------------
                                                    3,026,526
                                                -------------
             AUSTRIA -- 0.3%
     4,225   CA Immobilien Anlagen AG (c)              51,188
     4,008   Conwert Immobilien Invest AG (c)          49,749
                                                -------------
                                                      100,937
                                                -------------
             BELGIUM -- 0.6%
       829   Befimmo S.C.A                             69,656
       615   Cofinimmo S.A.                            86,679
       342   Intervest Offices N.V.                    10,985
        80   Leasinvest Real Estate S.C.A               6,821
       424   Warehouses de Pauw S.C.A                  20,015
       105   Wereldhave Belgium S.C.A                   9,030
                                                -------------
                                                      203,186
                                                -------------
             BERMUDA -- 2.1%
    82,922   Hongkong Land Holdings Ltd.              420,415
    31,503   Hopson Development Holdings Ltd.          50,880
    28,154   Kerry Properties Ltd.                    151,027
     4,478   Orient-Express Hotels Ltd.,
                Class A (c)                            63,498
                                                -------------
                                                      685,820
                                                -------------
             CANADA -- 4.1%
     1,927   Allied Properties Real Estate
                Investment Trust                       38,515
     2,401   Artis Real Estate Investment Trust        27,612
     2,396   Boardwalk Real Estate Investment
                Trust                                  94,953
    18,542   Brookfield Properties Corp.              285,711
     4,204   Calloway Real Estate Investment
                Trust                                  87,793
     3,353   Canadian Apartment Properties
                Real Estate Investment Trust           47,374
     3,270   Canadian Real Estate Investment
                Trust                                  89,022
     6,334   Chartwell Seniors Housing Real
                Estate Investment Trust                45,214


    Shares   Description                                Value
-------------------------------------------------------------
             CANADA (Continued)
     2,692   Cominar Real Estate Investment
                Trust                           $      50,943
     1,518   Dundee Real Estate Investment Trust       38,695
     3,910   Extendicare Real Estate Investment
                Trust                                  40,307
     1,889   First Capital Realty, Inc.                41,215
     7,106   H&R Real Estate Investment Trust         116,352
     4,319   InnVest Real Estate Investment
                Trust                                  25,260
     1,904   Killam Properties, Inc.                   15,335
     2,105   Morguard Real Estate Investment
                 Trust                                 28,270
     1,138   Northern Property Real Estate
                Investment Trust                       27,115
     3,084   Primaris Retail Real Estate
                Investment Trust                       51,013
    11,859   RioCan Real Estate Investment
                 Trust                                215,777
                                                -------------
                                                    1,366,476
                                                -------------
             CAYMAN ISLANDS -- 2.0%
    70,586   Agile Property Holdings Ltd.              96,366
    92,624   China Resources Land Ltd.                201,371
   161,629   Country Garden Holdings Co., Ltd.         58,080
    57,348   KWG Property Holding Ltd.                 41,658
    84,695   New World China Land Ltd.                 30,216
    69,716   Shimao Property Holdings Ltd.            128,222
    74,528   Shui On Land Ltd.                         38,107
   102,268   Soho China Ltd.                           57,955
                                                -------------
                                                      651,975
                                                -------------
             FINLAND -- 0.3%
     8,146   Citycon Oyj                               32,457
    10,267   Sponda Oyj                                42,850
     2,834   Technopolis PLC                           14,086
                                                -------------
                                                       89,393
                                                -------------
             FRANCE -- 5.0%
       175   Affine Group                               4,264
     1,726   Fonciere des Regions Group               190,112
       922   Gecina S.A.                              102,041
     1,012   Icade                                    112,643
     4,363   Klepierre LLC                            171,366
     2,234   Mercialys                                 80,262
       269   Societe de la Tour Eiffel                 22,530
       642   Societe Immobiliere de Location
                pour l'Industrie et le Commerce        81,067
     4,361   Unibail-Rodamco S.A.                     883,533
                                                -------------
                                                    1,647,818
                                                -------------
             GERMANY -- 0.5%
     1,384   Alstria Office AG                         15,702
     1,407   Colonia Real Estate AG (c)                 9,084
     2,181   Deutsche Euroshop AG                      71,627
     4,046   Deutsche Wohnen AG (c)                    41,029
     1,398   DIC Asset AG                              13,690
     1,287   Patrizia Immobilien AG (c)                 5,649


                       See Notes to Financial Statements                 Page 25

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund

March 31, 2010 (Unaudited)


    Shares   Description                                Value
-------------------------------------------------------------
             COMMON STOCKS (b) (Continued)
             GERMANY (Continued)
     1,611   TAG Immobilien AG (c)              $       9,248
                                                -------------
                                                      166,029
                                                -------------
             GREECE -- 0.1%
     1,258   Babis Vovos International
                Construction S.A. (c)                   6,525
       904   Eurobank Properties Real Estate
                Investment Co.                          8,632
       650   Lamda Development S.A. (c)                 4,539
                                                -------------
                                                       19,696
                                                -------------
             GUERNSEY -- 0.2%
    13,455   FCPT Ltd.                                 18,805
    16,383   ING UK Real Estate Income
                Trust Ltd.                             11,933
    15,994   Invista Foundation Property
                 Trust Ltd.                            10,194
     4,096   IRP Property Investments Ltd.              5,128
     2,806   ISIS Property Trust Ltd.                   3,832
     5,653   Standard Life Investment Property
                 Income Trust PLC                       5,125
    17,572   UK Commercial Property Trust Ltd.         22,426
                                                -------------
                                                       77,443
                                                -------------
             HONG KONG -- 12.3%
   119,050   Champion Real Estate Investment
                Trust                                  56,886
   201,829   China Overseas Land &
                Investment Ltd.                       455,946
   102,559   Hang Lung Properties Ltd.                413,446
    52,853   Henderson Land Development
                Co., Ltd.                             372,355
    38,705   Hysan Development Co., Ltd.              111,914
    28,397   Kowloon Development Co., Ltd.             35,989
   107,542   Link (The) REIT                          265,107
   144,852   New World Development Co., Ltd.          283,575
    86,520   Shenzhen Investment Ltd.                  32,093
   120,997   Sino Land Co., Ltd.                      237,186
    94,529   Sun Hung Kai Properties Ltd.           1,422,029
    67,848   Wharf (The) Holdings Ltd.                382,310
                                                -------------
                                                    4,068,836
                                                -------------
             ITALY -- 0.1%
    17,599   Beni Stabili S.p.A                        17,043
     5,897   Immobiliare Grande Distribuzione          11,940
                                                -------------
                                                       28,983
                                                -------------
             JAPAN -- 10.2%
     4,516   AEON Mall Co., Ltd.                       95,208
     2,837   DAIBIRU Corp.                             23,912
     7,340   HEIWA Real Estate Co., Ltd.               22,062
        35   Japan Prime Realty Investment Corp.       77,907
        24   Japan Real Estate Investment Corp.       204,599
        76   Japan Retail Fund Investment Corp.        89,421
        12   Kenedix Realty Investment Corp.,
                Class A                                32,230
    51,930   Mitsubishi Estate Co., Ltd.              849,855


    Shares   Description                                Value
-------------------------------------------------------------
             JAPAN (Continued)
    43,081   Mitsui Fudosan Co., Ltd.           $     731,303
         4   MORI TRUST Sogo Reit, Inc.                35,084
        27   Nippon Building Fund, Inc.               232,485
     3,800   Nomura Real Estate Holdings, Inc.         58,612
        15   Nomura Real Estate Office
                Fund, Inc.                             84,234
        65   NTT Urban Development Corp.               54,926
        12   ORIX JREIT, Inc., Class A                 54,359
         6   Premier Investment Co.                    19,735
    23,744   Sumitomo Realty & Development
                Co., Ltd.                             451,819
    16,375   Tokyo Tatemono Co., Ltd.                  58,851
    19,297   Tokyu Land Corp.                          73,687
         6   TOKYU REIT, Inc.                          31,544
         8   Top REIT, Inc., Class A                   36,196
        10   United Urban Investment Corp.,
                Class A                                57,546
                                                -------------
                                                    3,375,575
                                                -------------
             LUXEMBOURG -- 0.3%
     4,449   Gagfah S.A.                               39,810
     6,994   ProLogis European Properties (c)          49,245
                                                -------------
                                                       89,055
                                                -------------
             NETHERLANDS -- 1.7%
     3,771   Corio N.V.                               251,789
     1,992   Eurocommercial Properties N.V.            80,043
     1,946   Nieuwe Steen Investments
                Funds N.V.                             41,331
       926   VastNed Offices/Industrial N.V.           16,822
       917   Vastned Retail N.V.                       61,246
     1,051   Wereldhave N.V.                          100,731
                                                -------------
                                                      551,962
                                                -------------
             NEW ZEALAND -- 0.1%
    39,897   Kiwi Income Property Trust                28,341
                                                -------------
             NORWAY -- 0.1%
    24,624   Norwegian Property ASA (c)                51,376
                                                -------------
             SINGAPORE -- 4.7%
    39,000   Allgreen Properties Ltd.                  33,175
    92,400   Ascendas Real Estate Investment
                Trust                                 126,815
   102,890   CapitaCommercial Trust                    79,432
   156,530   Capitaland Ltd.                          444,207
   116,883   CapitaMall Trust                         147,884
    77,000   CapitaMalls Asia Ltd. (c)                124,393
    34,000   City Developments Ltd.                   257,622
    35,521   Keppel Land Ltd.                          93,186
    75,790   Mapletree Logistics Trust                 46,050
     8,000   Singapore Land Ltd.                       38,886
    89,197   Suntec Real Estate Investment Trust       85,438
    29,087   Wing Tai Holdings Ltd.                    37,634
    29,000   Yanlord Land Group Ltd.                   38,765
                                                -------------
                                                    1,553,487
                                                -------------
             SWEDEN -- 0.9%
     8,105   Castellum AB                              81,661


Page 26                See Notes to Financial Statements

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund

March 31, 2010 (Unaudited)


    Shares   Description                                Value
-------------------------------------------------------------
             COMMON STOCKS (b) (Continued)
             SWEDEN (Continued)
     8,125   Fabege AB                          $      54,912
     7,337   Hufvudstaden AB                           62,745
     5,961   Klovern AB                                21,630
     6,745   Kungsleden AB                             53,012
     1,897   Wihlborgs Fastigheter AB                  40,065
                                                -------------
                                                      314,025
                                                -------------
             SWITZERLAND -- 0.9%
       281   Allreal Holding AG                        34,619
     2,316   PSP Swiss Property AG (c)                148,704
     1,974   Swiss Prime Site AG (c)                  123,468
     2,177   Zueblin Immobilien Holding AG (c)          9,848
                                                -------------
                                                      316,639
                                                -------------
             UNITED KINGDOM -- 5.5%
     1,184   A.J. Mucklow Group PLC                     5,143
     6,453   Big Yellow Group PLC (c)                  33,294
    42,656   British Land Co., PLC                    311,418
     1,189   CLS Holdings PLC (c)                       9,292
       244   Daejan Holdings PLC                        8,705
     4,972   Derwent London PLC                       103,065
     4,067   Development Securities PLC                16,849
    15,379   Grainger PLC                              31,506
    15,453   Great Portland Estates PLC                73,726
    34,425   Hammerson PLC                            205,511
     5,292   Helical Bar PLC                           27,135
    37,334   Land Securities Group PLC                384,116
    30,710   Liberty International PLC                234,643
     7,964   Minerva PLC (c)                           11,511
     3,031   Primary Health Properties PLC             13,879
    25,576   Quintain Estates & Development
                PLC (c)                                22,026
     6,934   Safestore Holdings PLC                    15,152
    36,288   Segro PLC                                175,994
    11,135   Shaftesbury PLC                           64,987
     7,428   St. Modwen Properties PLC (c)             21,811
     7,868   Unite Group PLC (c)                       30,816
    56,716   Workspace Group PLC                       20,656
                                                -------------
                                                    1,821,235
                                                -------------
             UNITED STATES -- 38.5%
     1,981   Acadia Realty Trust                       35,381
       404   Agree Realty Corp.                         9,235
       100   Alexander's, Inc. (c)                     29,913
     2,174   Alexandria Real Estate Equities, Inc.    146,962
     7,373   AMB Property Corp.                       200,841
     2,580   American Campus Communities, Inc.         71,363
     5,775   Apartment Investment &
                Management Co., Class A               106,318
     2,652   Ashford Hospitality Trust (c)             19,015
     1,108   Associated Estates Realty Corp.           15,279
     4,022   AvalonBay Communities, Inc.              347,300
     4,910   BioMed Realty Trust, Inc.                 81,211
     6,842   Boston Properties, Inc.                  516,160
     6,356   Brandywine Realty Trust                   77,607
     2,723   BRE Properties, Inc.                      97,347
     3,169   Camden Property Trust                    131,925


    Shares   Description                                Value
-------------------------------------------------------------
             UNITED STATES (Continued)
     6,810   CBL & Associates Properties, Inc. $       93,297
     2,947   Cedar Shopping Centers, Inc.              23,311
     2,100   Cogdell Spencer, Inc.                     15,540
     3,276   Colonial Properties Trust                 42,195
     2,865   Corporate Office Properties Trust        114,972
     5,691   Corrections Corp. of America (c)         113,023
     4,934   Cousins Properties, Inc.                  41,002
    10,246   DCT Industrial Trust, Inc.                53,587
    12,329   Developers Diversified Realty Corp.      150,044
     6,137   DiamondRock Hospitality Co. (c)           62,045
     3,748   Digital Realty Trust, Inc.               203,142
     4,495   Douglas Emmett, Inc.                      69,088
    11,063   Duke Realty Corp.                        137,181
     2,097   DuPont Fabros Technology, Inc.            45,274
     1,325   EastGroup Properties, Inc.                50,005
     2,621   Education Realty Trust, Inc.              15,045
     2,113   Entertainment Properties Trust            86,908
     1,497   Equity Lifestyle Properties, Inc.         80,658
     2,126   Equity One, Inc.                          40,160
    13,922   Equity Residential                       545,046
     1,438   Essex Property Trust, Inc.               129,348
     4,268   Extra Space Storage, Inc.                 54,118
     3,009   Federal Realty Investment Trust          219,085
     3,196   FelCor Lodging Trust, Inc. (c)            18,217
     3,045   First Industrial Realty Trust, Inc. (c)   23,629
     1,831   First Potomac Realty Trust                27,520
     6,610   Forest City Enterprises, Inc.,
                Class A (c)                            95,250
     3,940   Franklin Street Properties Corp.          56,854
       916   Getty Realty Corp.                        21,434
     3,397   Glimcher Realty Trust                     17,223
     1,158   Government Properties Income Trust        30,120
    14,475   HCP, Inc.                                477,675
     6,077   Health Care REIT, Inc.                   274,863
     3,032   Healthcare Realty Trust, Inc.             70,615
     6,767   Hersha Hospitality Trust                  35,053
     3,502   Highwoods Properties, Inc.               111,118
     2,087   Hilltop Holdings, Inc. (c)                24,522
     1,727   Home Properties, Inc.                     80,824
     6,096   Hospitality Properties Trust             145,999
    32,259   Host Hotels & Resorts, Inc.              472,594
    12,750   HRPT Properties Trust                     99,195
     4,222   Inland Real Estate Corp.                  38,631
     3,631   Investors Real Estate Trust               32,752
     2,134   Kilroy Realty Corp.                       65,813
    19,841   Kimco Realty Corp.                       310,313
     3,111   Kite Realty Group Trust                   14,715
     3,409   LaSalle Hotel Properties                  79,430
     6,022   Lexington Realty Trust                    39,203
     5,572   Liberty Property Trust                   189,114
     1,147   LTC Properties, Inc.                      31,038
     4,848   Macerich (The) Co.                       185,727
     3,912   Mack-Cali Realty Corp.                   137,898
     3,962   Medical Properties Trust, Inc.            41,522
     1,425   Mid-America Apartment
                Communities, Inc.                      73,801
     1,371   National Health Investors, Inc.           53,140


                       See Notes to Financial Statements                 Page 27

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund

March 31, 2010 (Unaudited)


    Shares   Description                                Value
-------------------------------------------------------------
             COMMON STOCKS (b) (Continued)
             UNITED STATES (Continued)
       505   National Healthcare Corp.          $      17,867
     4,073   National Retail Properties, Inc.          92,987
     5,546   Nationwide Health Properties, Inc.       194,942
     4,386   OMEGA Healthcare Investors, Inc.          85,483
     1,069   Parkway Properties, Inc.                  20,076
     2,203   Pennsylvania Real Estate
                Investment Trust                       27,471
       769   Piedmont Office Realty Trust,
                Inc., Class A                          15,265
     2,401   Post Properties, Inc.                     52,870
    23,370   ProLogis                                 308,484
       904   PS Business Parks, Inc.                   48,274
     6,303   Public Storage                           579,813
     1,520   Ramco-Gershenson Properties Trust         17,115
     5,152   Realty Income Corp.                      158,115
     4,031   Regency Centers Corp.                    151,042
       659   Saul Centers, Inc.                        27,283
     6,270   Senior Housing Properties Trust          138,880
    14,321   Simon Property Group, Inc.             1,201,532
     3,844   SL Green Realty Corp.                    220,146
     1,360   Sovran Self Storage, Inc.                 47,410
       921   Sun Communities, Inc.                     23,209
     4,851   Sunstone Hotel Investors, Inc. (c)        54,186
     1,991   Tanger Factory Outlet Centers, Inc.       85,932
     1,960   Taubman Centers, Inc.                     78,243
     7,684   UDR, Inc.                                135,546
       586   Universal Health Realty Income
                Trust                                  20,709
       905   Urstadt Biddle Properties, Inc.,
                Class A                                14,308
     4,591   U-Store-It Trust                          33,055
     7,730   Ventas, Inc.                             367,020
     8,877   Vornado Realty Trust                     671,989
     2,950   Washington Real Estate Investment
                 Trust                                 90,122
     5,909   Weingarten Realty Investors              127,398
       755   Winthrop Realty Trust, Inc.                9,090
                                                -------------
                                                   12,761,595
                                                -------------

             TOTAL COMMON STOCKS -- 99.6%          32,996,408
             (Cost $30,400,125)

             Money Market Fund -- 0.4%
   120,490   Morgan Stanley Institutional Treasury
                Money Market Fund - 0.01% (f)         120,490
                                                -------------
             (Cost $120,490)

             TOTAL INVESTMENTS -- 100.0%           33,116,898
             (Cost $30,520,615) (g)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.0%                    (1,674)
                                                -------------

             NET ASSETS -- 100.0%               $  33,115,224
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Portfolio securities are categorized based upon their country of incorporation.
(c) Non-income producing security.
(d) This is a restricted security which cannot be traded as a result of the in-specie distribution. It was acquired on August 6, 2009 at a cost of $0 and has a carrying value per share of $0.
(e) This security is fair valued in accordance with valuation procedures adopted by the Trust's Board of Trustees.
(f) Represents annualized 7-day yield at March 31, 2010.
(g) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,877,066 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $280,783.

REIT - Real Estate Investment Trust


___________________________________
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2010 is as follows (see Note 2A - Portfolio
Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1         LEVEL 2        LEVEL 3
---------------------------------------------------------------
Common Stocks*          $32,996,408    $      --     $      --
Money Market Fund           120,490           --            --
                      ------------------------------------------
Total Investments       $33,116,898    $      --     $      --
                      ==========================================

* See Portfolio of Investments for country breakout.


                                                      % of
Industry                                           Net Assets
---------------------------------------------------------------
Real Estate Investment Trusts                         67.8%
Real Estate Management & Development                  31.1
Money Market Fund                                      0.4
Commercial Services & Supplies                         0.3
Hotels, Restaurants & Leisure                          0.2
Insurance                                              0.1
Health Care Providers & Services                       0.1
---------------------------------------------------------------
Total Investments                                    100.0
Net Other Assets and Liabilities                       0.0
                                                  -----------
Total                                                100.0%
                                                  ===========


Page 28                See Notes to Financial Statements

First Trust Dow Jones Global Select Dividend Index Fund

Portfolio of Investments (a)
March 31, 2010 (Unaudited)


    Shares   Description                                Value
-------------------------------------------------------------
             COMMON STOCKS (b) -- 99.8%
             AUSTRALIA -- 19.3%
   109,966   Adelaide Brighton Ltd.             $     260,349
    11,542   Australia & New Zealand Banking
                Group Ltd.                            268,601
    26,211   Billabong International Ltd.             271,794
     4,381   Commonwealth Bank of Australia           226,298
   520,210   Commonwealth Property Office
                Fund                                  432,020
    47,444   David Jones Ltd.                         206,801
    25,796   Felix Resources Ltd., In
                Specie (c) (d) (e)                          0
   193,960   MAp Group                                549,981
    62,800   Metcash Ltd.                             238,582
     9,711   National Australia Bank Ltd.             245,239
     9,441   Orica Ltd.                               232,096
   114,686   Stockland                                419,914
    28,854   Suncorp-Metway Ltd.                      226,121
   129,103   Telstra Corp. Ltd.                       354,229
    19,064   United Group Ltd.                        263,286
     6,833   Wesfarmers Ltd.                          199,333
    36,794   Westfield Group                          407,194
    10,766   Westpac Banking Corp.                    275,043
     6,499   WorleyParsons Ltd.                       151,779
                                                -------------
                                                    5,228,660
                                                -------------
             AUSTRIA -- 2.4%
     3,855   OMV AG                                   144,645
    20,546   Telekom Austria AG                       287,219
     5,465   Voestalpine AG                           221,071
                                                -------------
                                                      652,935
                                                -------------
             BELGIUM -- 0.7%
     3,146   Mobistar S.A.                            193,614
                                                -------------
             BERMUDA -- 2.1%
    31,187   VTech Holdings Ltd.                      337,407
    64,938   Yue Yuen Industrial Holdings Ltd.        225,820
                                                -------------
                                                      563,227
                                                -------------
             CANADA -- 10.2%
    20,100   Bell Aliant Regional
                Communications Income Fund            502,871
     8,324   Canadian Oil Sands Trust                 249,560
    12,316   Crescent Point Energy Corp.              472,559
     9,667   Emera, Inc.                              233,478
    12,399   Manitoba Telecom Services, Inc.          389,433
    18,387   Russel Metals, Inc.                      366,237
     8,328   Telus Corp.                              309,948
     6,679   TransCanada Corp.                        244,762
                                                -------------
                                                    2,768,848
                                                -------------
             FINLAND -- 3.1%
    11,122   Fortum Oyj                               272,049
     7,620   KCI Konecranes Oyj                       225,086
     4,407   Metso Oyj                                142,321
     8,284   YIT Oyj                                  191,329
                                                -------------
                                                      830,785
                                                -------------


    Shares   Description                                Value
-------------------------------------------------------------
             FRANCE -- 6.2%
     4,416   Bouygues S.A.                      $     221,999
    15,850   France Telecom S.A.                      379,242
     3,823   Neopost S.A.                             305,528
     1,647   PPR                                      219,272
     1,994   Schneider Electric S.A.                  233,879
    12,030   Vivendi S.A.                             321,962
                                                -------------
                                                    1,681,882
                                                -------------
             GERMANY -- 3.1%
     3,691   BASF SE                                  228,924
     4,610   K+S AG                                   279,758
     3,717   RWE AG                                   329,338
                                                -------------
                                                      838,020
                                                -------------
             HONG KONG -- 3.4%
    34,106   CLP Holdings Ltd.                        243,795
   101,064   CNOOC Ltd.                               166,352
    44,678   Hongkong Electric Holdings               264,986
    49,887   Television Broadcasts Ltd.               241,588
                                                -------------
                                                      916,721
                                                -------------
             ITALY -- 4.1%
   152,073   Edison S.p.A                             231,690
    13,211   ENI S.p.A                                309,942
   126,311   Milano Assicurazioni S.p.A               358,266
   139,808   Telecom Italia S.p.A                     201,296
                                                -------------
                                                    1,101,194
                                                -------------
             JAPAN -- 1.6%
     6,200   Eisai Co., Ltd.                          221,168
     4,900   Ono Pharmaceutical Co., Ltd.             218,034
                                                -------------
                                                      439,202
                                                -------------
             JERSEY -- 1.1%
    36,276   United Business Media Ltd.               301,942
                                                -------------
             NETHERLANDS -- 3.3%
     3,299   Fugro N.V.                               215,617
    29,346   Koninklijke BAM Groep N.V.               228,306
     5,779   Koninklijke Boskalis
                Westminster N.V.                      221,480
     2,741   Smit Internationale N.V.                 222,129
                                                -------------
                                                      887,532
                                                -------------
             NEW ZEALAND -- 2.4%
    42,545   Fletcher Building Ltd.                   252,352
   268,636   Telecom Corp. of New Zealand Ltd.        414,090
                                                -------------
                                                      666,442
                                                -------------
             PORTUGAL -- 0.6%
    22,623   CIMPOR Cimentos de Portugal
                SGPS S.A.                             170,961
                                                -------------
             SINGAPORE -- 3.7%
    12,504   Jardine Cycle & Carriage Ltd.            262,603
    36,000   Keppel Corp. Ltd.                        234,690
   308,000   StarHub Ltd.                             504,178
                                                -------------
                                                    1,001,471
                                                -------------


                       See Notes to Financial Statements                 Page 29

First Trust Dow Jones Global Select Dividend Index Fund

March 31, 2010 (Unaudited)


    Shares   Description                                Value
-------------------------------------------------------------
             COMMON STOCKS (b) (Continued)
             SPAIN -- 0.8%
    12,113   Gas Natural SDG S.A.               $     223,648
                                                -------------
             SWEDEN -- 2.7%
    10,230   NCC AB, Class B                          178,514
    34,558   Peab AB                                  212,500
     5,846   Svenska Handelsbanken AB                 171,317
    24,041   TeliaSonera AB                           170,637
                                                -------------
                                                      732,968
                                                -------------
             SWITZERLAND -- 0.8%
       614   Swisscom AG                              224,077
                                                -------------
             UNITED KINGDOM -- 11.2%
    36,946   Amlin PLC                                217,590
    32,400   BP PLC                                   306,506
   133,940   Cable & Wireless Communications
                PLC                                   112,501
   174,221   Hays PLC                                 286,852
   183,763   HMV Group PLC                            235,776
    23,842   IMI PLC                                  238,789
    30,540   Jardine Lloyd Thompson Group
                PLC                                   257,211
    22,603   Provident Financial PLC                  297,552
    19,799   Severn Trent PLC                         359,037
    53,300   Tate & Lyle PLC                          367,369
    41,603   United Utilities PLC                     352,910
                                                -------------
                                                    3,032,093
                                                -------------
             UNITED STATES -- 17.0%
    17,848   Altria Group, Inc.                       366,241
     7,198   American Electric Power Co.,
                Inc.                                  246,028
    10,772   AT&T, Inc.                               278,348
    20,422   CenterPoint Energy, Inc.                 293,260
    10,615   CenturyTel, Inc.                         376,408
     6,078   Consolidated Edison, Inc.                270,714
     5,968   DTE Energy Co.                           266,173
     5,568   FirstEnergy Corp.                        217,653
     3,066   Lorillard, Inc.                          230,686
     5,930   MeadWestvaco Corp.                       151,512
     9,071   Microchip Technology, Inc.               255,439
    19,492   Pepco Holdings, Inc.                     334,288
     7,497   Progress Energy, Inc.                    295,082
    11,090   R.R. Donnelley & Sons Co.                236,771
     7,105   SCANA Corp.                              267,077
     7,942   Southern Co.                             263,357
    16,788   TECO Energy, Inc.                        266,761
                                                -------------
                                                    4,615,798
                                                -------------

             TOTAL COMMON STOCKS -- 99.8%          27,072,020
             (Cost $26,259,857)

             MONEY MARKET FUND -- 1.0%
   268,891   Morgan Stanley Institutional Treasury
                Money Market Fund - 0.01% (f)         268,891
                                                -------------
             (Cost $268,891)



             Description                                Value
-------------------------------------------------------------

             TOTAL INVESTMENTS -- 100.8%        $  27,340,911
             (COST $26,528,748) (G)
             NET OTHER ASSETS AND
                LIABILITIES -- (0.8)%                (207,852)
                                                -------------
             NET ASSETS -- 100.0%               $  27,133,059
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Portfolio securities are categorized based upon their country of incorporation.
(c) Non-income producing security.
(d) This is a restricted security which cannot be traded as a result of the in-specie distribution. It was acquired on October 15, 2009, at a cost of $1,887 and has a carrying value per share of $0.
(e) This security is fair valued in accordance with valuation procedures adopted by the Trust's Board of Trustees.
(f) Represents annualized 7-day yield at March 31, 2010.
(g) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,614,474 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $802,311.


___________________________________
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2010 is as follows (see Note 2A - Portfolio
Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS               LEVEL 1     LEVEL 2        LEVEL 3
---------------------------------------------------------------
Common Stocks*          $27,072,020    $      --     $      --
Money Market Fund           268,891           --            --
                      ------------------------------------------
Total Investments       $27,340,911    $      --     $      --
                      ==========================================

* See Portfolio of Investments for country breakout.


Page 30                See Notes to Financial Statements

First Trust Dow Jones Global Select Dividend Index Fund

March 31, 2010 (Unaudited)


                                                      % of
Industry                                          Net Assets
---------------------------------------------------------------
Diversified Telecommunication Services                14.7%
Electric Utilities                                     8.7
Multi-Utilities                                        7.6
Oil, Gas & Consumable Fuels                            7.0
Construction & Engineering                             5.6
Real Estate Investment Trusts                          4.6
Commercial Banks                                       4.4
Insurance                                              3.9
Media                                                  3.2
Transportation Infrastructure                          2.8
Chemicals                                              2.7
Wireless Telecommunication Services                    2.6
Construction Materials                                 2.5
Machinery                                              2.2
Tobacco                                                2.2
Textiles, Apparel & Luxury Goods                       1.8
Pharmaceuticals                                        1.6
Food & Staples Retailing                               1.6
Multiline Retail                                       1.6
Energy Equipment & Services                            1.4
Food Products                                          1.4
Trading Companies & Distributors                       1.3
Water Utilities                                        1.3
Communications Equipment                               1.2
Office Electronics                                     1.1
Consumer Finance                                       1.1
Professional Services                                  1.1
Money Market Fund                                      1.0
Distributors                                           1.0
Semiconductors & Semiconductor Equipment               0.9
Commercial Services & Supplies                         0.9
Specialty Retail                                       0.9
Industrial Conglomerates                               0.9
Electrical Equipment                                   0.9
Independent Power Producers & Energy Traders           0.9
Gas Utilities                                          0.8
Metals & Mining                                        0.8
Paper & Forest Products                                0.6
---------------------------------------------------------------
Total Investments                                    100.8
Net Other Assets and Liabilities                      (0.8)
                                                  -----------
Total                                                100.0%
                                                  ===========


                       See Notes to Financial Statements                 Page 31

First Trust ISE Global Wind Energy Index Fund

Portfolio of Investments (a)
March 31, 2010 (Unaudited)


    Shares   Description                                Value
-------------------------------------------------------------
             COMMON STOCKS (b) -- 99.8%
             AUSTRALIA -- 5.9%
    53,806   AGL Energy Ltd.                    $     742,108
 2,952,174   Infigen Energy                         3,467,600
                                                -------------
                                                    4,209,708
                                                -------------
             BELGIUM -- 5.3%
 2,724,477   Hansen Transmissions
                International  (c)                  3,743,686
                                                -------------
             BERMUDA -- 0.6%
 3,971,253   China WindPower Group Ltd. (c)           460,331
                                                -------------
             BRAZIL -- 0.9%
    41,028   Centrais Eletricas Brasileiras
                S.A., ADR                             615,420
                                                -------------
             CANADA -- 1.0%
    22,608   Boralex, Inc. (c)                        236,175
    24,221   Brookfield Renewable Power Fund          500,803
                                                -------------
                                                      736,978
                                                -------------
             CAYMAN ISLANDS -- 0.9%
   278,941   China High Speed Transmission
                Equipment Group Co., Ltd.             616,496
                                                -------------
             CHINA -- 0.2%
   192,983   Harbin Power Equipment Co., Ltd.         159,323
                                                -------------
             DENMARK -- 8.4%
   259,636   Greentech Energy Systems A/S (c)         899,715
    92,786   Vestas Wind Systems A/S (c)            5,041,802
                                                -------------
                                                    5,941,517
                                                -------------
             FRANCE -- 3.3%
    12,584   Alstom S.A.                              784,737
    12,699   EDF Energies Nouvelles S.A.              607,438
   236,297   Theolia S.A. (c)                         976,618
                                                -------------
                                                    2,368,793
                                                -------------
             GERMANY -- 15.8%
   176,707   Conergy AG (c)                           186,402
    27,638   E. ON AG                               1,020,401
   235,606   Nordex AG (c)                          2,688,985
   508,028   PNE Wind AG (c)                        1,392,929
    26,655   Repower Systems AG (c)                 4,698,233
    12,322   Siemens AG, ADR                        1,231,830
                                                -------------
                                                   11,218,780
                                                -------------
             GREECE -- 0.5%
    44,959   Terna Energy S.A.                        327,304
                                                -------------
             JAPAN -- 5.5%
       860   Japan Wind Development Co., Ltd.       2,569,237
    79,300   Mitsui & Co., Ltd.                     1,332,552
                                                -------------
                                                    3,901,789
                                                -------------
             JERSEY -- 1.2%
 1,032,245   Renewable Energy Generation Ltd.         838,039
                                                -------------
             PORTUGAL -- 1.1%
   196,790   EDP-Energias de Portugal S.A.            782,237
                                                -------------


    Shares   Description                                Value
-------------------------------------------------------------
             SOUTH KOREA -- 0.3%
    21,604   Dongkuk Structures &
                Construction Co., Ltd.          $     195,714
                                                -------------
             SPAIN -- 25.0%
     7,206   Acciona S.A.                             799,163
   648,931   EDP Renovaveis S.A. (c)                5,070,458
    34,730   Endesa S.A.                              992,581
   796,913   Fersa Energias Renovables S.A.         2,018,169
   270,724   Gamesa Corp. Tecnologica S.A.          3,711,403
 1,242,894   Iberdrola Renovables S.A.              5,162,078
                                                -------------
                                                   17,753,852
                                                -------------
             SWEDEN -- 1.0%
    39,742   SKF AB                                   706,160
                                                -------------
             SWITZERLAND -- 1.1%
     8,745   BKW FMB Energie AG                       649,821
       314   Gurit Holding AG                         166,321
                                                -------------
                                                      816,142
                                                -------------
             UNITED KINGDOM -- 4.9%
    19,742   BP PLC, ADR                            1,126,676
   830,029   Clipper Windpower PLC (c)              1,253,269
    18,798   Royal Dutch Shell PLC, ADR             1,087,652
                                                -------------
                                                    3,467,597
                                                -------------
             UNITED STATES -- 16.9%
    68,149   AES (The) Corp. (c)                      749,639
    18,380   Allegheny Technologies, Inc.             992,336
    21,942   Alliant Energy Corp.                     729,791
    11,516   American Superconductor Corp. (c)        332,813
     3,164   Ameron International Corp.               198,984
   423,481   Broadwind Energy, Inc. (c)             1,892,960
   141,493   Capstone Turbine Corp. (c)               179,696
    17,002   Deere & Co.                            1,010,939
    50,053   Duke Energy Corp.                        816,865
    31,279   Federal Mogul Corp. (c)                  574,283
    15,849   FPL Group, Inc.                          765,982
    69,995   General Electric Co.                   1,273,909
    12,402   Kaydon Corp.                             466,315
    26,699   NRG Energy, Inc. (c)                     558,009
     7,551   Otter Tail Corp.                         165,820
    24,067   Trinity Industries, Inc.                 480,377
    18,286   Woodward Governor Co.                    584,786
    21,001   Zoltek Cos., Inc. (c)                    202,450
                                                -------------
                                                   11,975,954
                                                -------------

             TOTAL COMMON STOCKS -- 99.8%          70,835,820
             (Cost $96,709,184)

             WARRANT 0.0%
             United States 0.0%
        959  GreenHunter Energy, Inc.,
                expiring 09/15/11 @ $0 (c) (d)              0
                                                -------------
             (Cost $0)


Page 32                See Notes to Financial Statements

First Trust ISE Global Wind Energy Index Fund

March 31, 2010 (Unaudited)


             Description                                Value
-------------------------------------------------------------
             TOTAL INVESTMENTs -- 99.8%         $  70,835,820
             (Cost $96,709,184) (e)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.2%                   137,821
                                                -------------
             NET ASSETS -- 100.0%               $  70,973,641
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Portfolio securities are categorized based upon their country of incorporation.
(c) Non-income producing security.
(d) This security is fair valued in accordance with valuation procedures adopted by the Trust's Board of Trustees.
(e) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,917,833 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $28,791,197.

ADR - American Depositary Receipt


___________________________________
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2010 is as follows (see Note 2A - Portfolio
Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1         LEVEL 2        LEVEL 3
                      ------------------------------------------
Common Stocks*         $ 70,835,820    $      --     $      --
                      ==========================================

* See Portfolio of Investments for country breakout.


                                                      % of
Industry                                           Net Assets
---------------------------------------------------------------
Independent Power Producers & Energy Traders          31.7%
Electrical Equipment                                  29.4
Electric Utilities                                    12.7
Machinery                                              9.0
Oil, Gas & Consumable Fuels                            5.9
Industrial Conglomerates                               3.8
Multi-Utilities                                        2.1
Trading Companies & Distributors                       1.9
Metals & Mining                                        1.4
Auto Components                                        0.8
Chemicals                                              0.5
Building Products                                      0.3
Construction & Engineering                             0.3
---------------------------------------------------------------
Total Investments                                     99.8
Net Other Assets and Liabilities                       0.2
                                                  -----------
Total                                                100.0%
                                                  ===========


                       See Notes to Financial Statements                 Page 33

First Trust ISE Global Engineering and Construction Index Fund

Portfolio of Investments (a)
March 31, 2010 (Unaudited)


    Shares   Description                                Value
-------------------------------------------------------------
             COMMON STOCKS (b) -- 99.7%
             AUSTRALIA -- 2.5%
    26,967   Leighton Holdings Ltd.             $     965,105
                                                -------------
             BERMUDA -- 0.2%
   778,040   HKC (Holdings) Ltd. (c)                   68,141
                                                -------------
             CANADA -- 3.4%
    10,182   Aecon Group, Inc.                        136,040
    17,880   SNC-Lavalin Group, Inc.                  873,359
    11,455   Stantec, Inc. (c)                        297,865
                                                -------------
                                                    1,307,264
                                                -------------
             CAYMAN ISLANDS -- 0.6%
   586,000   China State Construction
                International Holdings Ltd.           228,687
                                                -------------
             CHINA -- 3.8%
   881,794   China Communications
                Construction Co., Ltd.                832,476
   851,707   China Railway Group Ltd. (c)             614,297
                                                -------------
                                                    1,446,773
                                                -------------
             EGYPT -- 1.9%
    15,132   Orascom Construction Industries,
                GDR                                   720,435
                                                -------------
             FINLAND -- 1.6%
    27,043   YIT Oyj                                  624,592
                                                -------------
             FRANCE -- 7.2%
    20,812   Bouygues S.A.                          1,046,250
    11,294   Eiffage S.A.                             584,164
    18,460   Vinci S.A.                             1,087,958
                                                -------------
                                                    2,718,372
                                                -------------
             GERMANY -- 2.9%
    12,932   Hochtief AG                            1,086,779
                                                -------------
             ITALY -- 3.6%
    14,836   Astaldi S.p.A                            112,916
   164,209   Impregilo S.p.A                          567,228
   105,211   Marie Tecnimont S.p.A                    400,734
    16,828   Trevi Finanziaria S.p.A                  288,657
                                                -------------
                                                    1,369,535
                                                -------------
             JAPAN -- 16.0%
    74,000   Chiyoda Corp.                            734,538
    38,500   COMSYS Holdings Corp.                    372,687
    46,000   JGC Corp.                                820,708
   253,000   Kajima Corp.                             619,713
    37,000   Kandenko Co., Ltd.                       235,084
    46,000   Kinden Corp.                             402,974
    22,600   Kyowa Exeo Corp.                         186,621
    11,000   Maeda Road Construction Co., Ltd.         89,657
   155,000   Obayashi Corp.                           688,042
    14,000   Okumura Corp.                             48,968
   173,000   Shimizu Corp.                            721,681
     1,000   SHO-BOND Holdings Co., Ltd.               19,596
   271,000   Taisei Corp.                             597,133
    37,000   Toda Corp.                               133,373


    Shares   Description                                Value
-------------------------------------------------------------
             JAPAN (Continued)
    24,000   Toshiba Plant Systems &
                Services Corp.                  $     270,061
    32,000   Toyo Engineering Corp.                   122,879
                                                -------------
                                                    6,063,715
                                                -------------
             NETHERLANDS -- 7.3%
    14,828   Arcadis N.V.                             313,631
    33,832   Chicago Bridge & Iron Co. N.V. (c)       786,932
    18,613   Imtech N.V.                              596,065
    44,138   Koninklijke BAM Groep N.V.               343,384
    19,413   Koninklijke Boskalis Westminster
                N.V. 744,002
                                                -------------
                                                    2,784,014
                                                -------------
             NORWAY -- 3.2%
    64,826   Aker Solutions ASA                     1,014,406
    25,700   Veidekke ASA                             209,727
                                                -------------
                                                    1,224,133
                                                -------------
             PANAMA -- 3.0%
    42,964   McDermott International, Inc. (c)      1,156,591
                                                -------------
             PORTUGAL -- 0.4%
    31,655   Mota-Engil SGPS S.A.                     138,655
                                                -------------
             SPAIN -- 7.9%
    21,091   ACS Actividades de Construccion
                y Servicios S.A.                      973,106
    23,886   Obrascon Huarte Lain S.A.                690,403
    51,705   Sacyr Vallehermoso S.A. (c)              456,167
    13,677   Tecnicas Reunidas S.A.                   859,916
                                                -------------
                                                    2,979,592
                                                -------------
             SWEDEN -- 4.7%
    22,067   NCC AB, Class B                          385,071
    61,430   Peab AB                                  377,737
    55,788   Skanska AB                             1,013,681
                                                -------------
                                                    1,776,489
                                                -------------
             SWITZERLAND -- 2.4%
    33,410   Foster Wheeler AG (c)                    906,747
                                                -------------
             UNITED KINGDOM -- 4.8%
    62,739   AMEC PLC                                 760,698
   169,152   Balfour Beatty PLC                       750,041
     3,216   Keller Group PLC                          32,990
    28,992   WS Atkins PLC                            272,771
                                                -------------
                                                    1,816,500
                                                -------------
             UNITED STATES -- 22.3%
    30,012   Aecom Technology Corp. (c)               851,440
    17,240   EMCOR Group, Inc. (c)                    424,621
    25,796   Fluor Corp.                            1,199,772
    14,123   Granite Construction, Inc.               426,797
    28,813   Jacobs Engineering Group, Inc. (c)     1,302,059
    46,156   KBR, Inc.                              1,022,817
     8,823   Orion Marine Group, Inc. (c)             159,255
    48,299   Quanta Services, Inc. (c)                925,409
    25,528   Shaw Group (The), Inc. (c)               878,674


Page 34                See Notes to Financial Statements

First Trust ISE Global Engineering and Construction Index Fund

March 31, 2010 (Unaudited)


    Shares   Description                                Value
-------------------------------------------------------------
             COMMON STOCKS (b) (Continued)
             UNITED STATES (Continued)
    12,038   Tutor Perini Corp. (c)             $     261,827
    20,298   URS Corp. (c)                          1,006,984
                                                -------------
                                                    8,459,655
                                                -------------

             TOTAL INVESTMENTS -- 99.7%            37,841,774
             (Cost $32,280,634) (d)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.3%                   105,946
                                                -------------
             NET ASSETS -- 100.0%               $  37,947,720
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Portfolio securities are categorized based upon their country of incorporation.
(c) Non-income producing security.
(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $6,481,641 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $920,501.

GDR - Global Depositary Receipt



___________________________________
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2010 is as follows (see Note 2A - Portfolio
Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1         LEVEL 2        LEVEL 3
---------------------------------------------------------------
Common Stocks*          $37,841,774    $      --     $      --
                      ==========================================

* See Portfolio of Investments for country breakout.


                                                      % of
Industry                                           Net Assets
---------------------------------------------------------------
Construction & Engineering                            88.2%
Energy Equipment & Services                            6.9
Industrial Conglomerates                               3.1
Professional Services                                  1.5
---------------------------------------------------------------
Total Investments                                     99.7
Net Other Assets and Liabilities                       0.3
                                                  -----------
Total                                                100.0%
                                                  ===========


                       See Notes to Financial Statements                 Page 35

First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund

Portfolio of Investments (a)
March 31, 2010 (Unaudited)


    Shares   Description                                Value
-------------------------------------------------------------
             COMMON STOCKS (b) -- 100.2%
             CANADA -- 1.2%
    21,468   RuggedCom, Inc. (c)                $     383,006
                                                -------------
             FRANCE -- 8.2%
    22,648   Schneider Electric S.A.                2,656,409
                                                -------------
             GERMANY -- 11.0%
     7,050   Siemens AG                               706,067
    23,229   SMA Solar Technology AG                2,847,229
                                                -------------
                                                    3,553,296
                                                -------------
             IRELAND -- 2.0%
    13,361   Cooper Industries PLC, Class A           640,527
                                                -------------
             ITALY -- 8.5%
   140,422   Prysmian S.p.A                         2,759,583
                                                -------------
             JAPAN -- 7.1%
   112,000   NGK Insulators Ltd.                    2,284,565
                                                -------------
             SPAIN -- 1.9%
    21,453   Telvent GIT S.A.                         616,988
                                                -------------
             SWITZERLAND -- 2.0%
    29,920   ABB Ltd. (c)                             653,507
                                                -------------
             UNITED KINGDOM -- 1.8%
    61,055   National Grid PLC                        594,355
                                                -------------
             UNITED STATES -- 54.6%
    29,585   Advanced Energy Industries, Inc. (c)     489,928
    43,288   American Superconductor Corp. (c)      1,251,023
    21,803   AZZ, Inc.                                738,032
    43,812   Comverge, Inc. (c)                       495,514
    17,387   Digi International, Inc. (c)             184,998
    72,647   Echelon Corp. (c)                        651,644
    42,505   EnerNOC, Inc. (c)                      1,261,548
    37,056   ESCO Technologies, Inc.                1,178,751
    49,615   General Cable Corp. (c)                1,339,605
    37,736   General Electric Co.                     686,795
    22,706   ITC Holdings Corp.                     1,248,830
    18,104   Itron, Inc. (c)                        1,313,807
    45,774   MasTec, Inc. (c)                         577,210
    35,103   MYR Group, Inc. (c)                      572,530
    59,319   Pike Electric Corp. (c)                  552,853
   156,332   Power-One, Inc. (c)                      659,721
    30,535   PowerSecure International, Inc. (c)      240,616
   127,588   Quanta Services, Inc. (c)              2,444,586
   124,589   Satcon Technology Corp. (c)              302,751
     8,512   Valmont Industries, Inc.                 705,049
    20,978   WESCO International, Inc. (c)            728,146
                                                -------------
                                                   17,623,937
                                                -------------
             VIRGIN ISLANDS (US) -- 1.9%
    29,105   Jinpan International Ltd.                605,384
                                                -------------

             TOTAL INVESTMENTS -- 100.2%           32,371,557
             (Cost $32,111,102) (d)
             NET OTHER ASSETS AND
                LIABILITIES -- (0.2)%                 (71,487)
                                                -------------
             NET ASSETS -- 100.0%               $  32,300,070
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Portfolio securities are
    categorized based upon their country of incorporation.
(c) Non-income producing security.
(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,431,005 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,170,550.

GDR - Global Depositary Receipt


___________________________________
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2010 is as follows (see Note 2A - Portfolio
Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1         LEVEL 2        LEVEL 3
---------------------------------------------------------------
Common Stocks*          $32,371,557    $      --     $      --
                      ==========================================

* See Portfolio of Investments for country breakout.


                                                      % of
Industry                                           Net Assets
---------------------------------------------------------------
Electrical Equipment                                  43.4%
Machinery                                             12.9
Construction & Engineering                            12.8
Electronic Equipment & Instruments                     9.7
Industrial Conglomerates                               4.3
Commercial Services & Supplies                         3.9
Electric Utilities                                     3.9
Trading Companies & Distributors                       2.3
IT Services                                            1.9
Multi-Utilities                                        1.8
Communications Equipment                               1.8
Semiconductors & Semiconductor Equipment               1.5
---------------------------------------------------------------
Total Investments                                    100.2
Net Other Assets and Liabilities                      (0.2)
                                                  -----------
Total                                                100.0%
                                                  ===========


Page 36                See Notes to Financial Statements

First Trust ISE Global Copper Index Fund

Portfolio of Investments (a)
March 31, 2010 (Unaudited)


    Shares   Description                                Value
-------------------------------------------------------------
             COMMON STOCKS (b) -- 100.0%
             AUSTRALIA -- 7.0%
     5,395   BHP Billiton Ltd.                  $     215,802
                                                -------------
             BERMUDA -- 3.5%
   141,090   Katanga Mining Ltd. (c)                  106,965
                                                -------------
             CANADA -- 36.7%
    10,951   Anvil Mining Ltd. (c)                     41,835
    14,307   Capstone Mining Corp. (c)                 42,541
    30,062   Equinox Minerals Ltd. (c)                113,363
     1,573   First Quantum Minerals Ltd.              129,430
     3,170   FNX Mining Co., Inc. (c)                  42,354
     3,370   HudBay Minerals, Inc. (c)                 42,173
     1,907   Inmet Mining Corp.                       110,798
     8,574   Ivanhoe Mines Ltd. (c)                   149,844
    21,721   Lundin Mining Corp. (c)                  115,272
    16,128   Mercator Minerals Ltd. (c)                40,493
     9,705   New Gold, Inc. (c)                        41,757
     4,642   Northern Dynasty Minerals Ltd. (c)        44,517
     6,655   Quadra Mining Ltd. (c)                   101,891
    22,360   Taseko Mines Ltd. (c)                    115,825
                                                -------------
                                                    1,132,093
                                                -------------
             PERU -- 3.3%
     4,269   Sociedad Minera Cerro
                Verde S.A.A.                          103,224
                                                -------------
             RUSSIA -- 4.8%
     8,050   MMC Norilsk Nickel, ADR (c)              148,200
                                                -------------
             SOUTH AFRICA -- 1.6%
     2,969   Palabora Mining Co., Ltd.                 49,730
                                                -------------
             TURKEY -- 1.6%
    24,881   Park Elektrik Madencilik Tekstil
                Sanayi ve Ticaret A.S. (c)             49,180
                                                -------------
             UNITED KINGDOM -- 27.6%
    13,510   Antofagasta PLC                          213,214
     5,917   Kazakhmys PLC                            137,110
       606   Rio Tinto PLC, ADR                       143,458
     3,267   Vedanta Resources PLC                    137,625
    11,698   Xstrata PLC                              221,630
                                                -------------
                                                      853,037
                                                -------------
             UNITED STATES -- 13.9%
     2,630   Freeport-McMoRan Copper &
                 Gold, Inc.                           219,710
     6,611   Southern Copper Corp.                    209,371
                                                -------------
                                                      429,081
                                                -------------

             TOTAL INVESTMENTS -- 100.0%            3,087,312
             (Cost $2,996,651) (d)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.0%                     1,477
                                                -------------
             NET ASSETS -- 100.0%               $   3,088,789
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Portfolio securities are categorized based upon their country of incorporation.
(c) Non-income producing security.
(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $113,976 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $23,315.

ADR - American Depositary Receipt


___________________________________
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2010 is as follows (see Note 2A - Portfolio
Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS               LEVEL 1       LEVEL 2        LEVEL 3
---------------------------------------------------------------
Common Stocks*         $  3,087,312    $      --     $      --
                      ==========================================

* See Portfolio of Investments for country breakout.


                                                     % of
Industry                                          Net Assets
---------------------------------------------------------------
Metals & Mining                                      100.0%
---------------------------------------------------------------
Total Investments                                    100.0
Net Other Assets and Liabilities                       0.0
                                                  -----------
Total                                                100.0%
                                                  ===========


                       See Notes to Financial Statements                 Page 37

First Trust ISE Global Platinum Index Fund

Portfolio of Investments (a)
March 31, 2010 (Unaudited)


    Shares   Description                                Value
-------------------------------------------------------------
             COMMON STOCKS (b) -- 100.1%
             AUSTRALIA -- 5.1%
   130,390   Platinum Australia Ltd. (c)        $     113,071
    61,115   Sylvania Resources Ltd. (c)               46,371
                                                -------------
                                                      159,442
                                                -------------
             BERMUDA -- 11.5%
    35,882   Aquarius Platinum Ltd.                   234,520
   242,883   Nkwe Platinum Ltd. (c)                   121,470
                                                -------------
                                                      355,990
                                                -------------
             CANADA -- 22.9%
    82,703   Anooraq Resources Corp. (c)              123,228
    95,720   Eastern Platinum Ltd. (c)                139,483
     9,853   FNX Mining Co., Inc. (c)                 131,645
    37,775   Noront Resources Ltd. (c)                 61,368
    27,087   North American Palladium Ltd. (c)        110,515
    25,810   Platinum Group Metals Ltd. (c)            49,808
    34,887   Platmin Ltd. (c)                          47,059
    21,583   PolyMet Mining Corp. (c)                  48,130
                                                -------------
                                                      711,236
                                                -------------
             CHINA -- 1.8%
   100,078   Xinjiang Xinxin Mining Industry
                Co., Ltd., Class H                     55,683
                                                -------------
             HONG KONG -- 1.9%
   145,444   Minmetals Resources Ltd. (c)              57,884
                                                -------------
             JAPAN -- 3.0%
     1,400   Furuya Metal Co., Ltd.                    94,791
                                                -------------
             RUSSIA -- 7.5%
    12,600   MMC Norilsk Nickel, ADR (c)              231,966
                                                -------------
             SOUTH AFRICA -- 24.6%
     5,050   African Rainbow Minerals Ltd.            132,903
     2,264   Anglo Platinum Ltd. (c)                  230,013
     7,993   Impala Platinum Holdings Ltd.            234,838
    21,587   Northam Platinum Ltd.                    142,259
    65,212   Wesizwe Platinum Ltd. (c)                 21,308
                                                -------------
                                                      761,321
                                                -------------
             UNITED KINGDOM -- 17.8%
     8,119   Johnson Matthey PLC                      215,117
     7,054   Lonmin PLC (c)                           218,156
     6,268   Xstrata PLC                              118,753
                                                -------------
                                                      552,026
                                                -------------
             UNITED STATES -- 4.0%
     9,550   Stillwater Mining Co. (c)                123,959
                                                -------------

             TOTAL INVESTMENTS -- 100.1%            3,104,298
             (Cost $2,996,412) (d)
             NET OTHER ASSETS AND
                LIABILITIES -- (0.1)%                  (3,665)
                                                -------------
             NET ASSETS -- 100.0%               $   3,100,633
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Portfolio securities are categorized based upon their country of incorporation.
(c) Non-income producing security.
(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $157,007 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $49,121.

ADR - American Depositary Receipt



___________________________________
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2010 is as follows (see Note 2A - Portfolio
Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS               LEVEL 1       LEVEL 2        LEVEL 3
---------------------------------------------------------------
Common Stocks*         $  3,104,298    $      --     $      --
                      ==========================================

* See Portfolio of Investments for country breakout.



                                                     % of
Industry                                          Net Assets
---------------------------------------------------------------
Metals & Mining                                       90.1%
Chemicals                                              6.9
Semiconductors & Semiconductor Equipment               3.1
---------------------------------------------------------------
Total Investments                                    100.1
Net Other Assets and Liabilities                      (0.1)
                                                  -----------
Total                                                100.0%
                                                  ===========


Page 38                See Notes to Financial Statements

                     This page is intentionally left blank.

First Trust Exchange-Traded Fund II

Statements of Assets and Liabilities
March 31, 2010 (Unaudited)



                                                                                                                 First Trust
                                                                                   First Trust                FTSE EPRA/NAREIT
                                                                                Dow Jones STOXX(R)              Developed Markets
                                                                                 European Select                 Real Estate
                                                                               Dividend Index Fund               Index Fund
                                                                           ---------------------------   ---------------------------
ASSETS:
Investments at value......................................................      $    7,424,211               $   33,116,898
Cash......................................................................                  --                        1,907
Foreign currency at value.................................................                 962                        4,860
Receivables:
   Investment securities sold.............................................                  --                       71,631
   Foreign tax reclaims...................................................              55,212                        3,117
   From investment advisor................................................              20,669                       12,576
   Dividends..............................................................               6,154                      113,502
Prepaid expenses..........................................................               4,486                        4,034
                                                                             -----------------             ----------------
   Total Assets...........................................................           7,511,694                   33,328,525
                                                                             -----------------             ----------------

LIABILITIES:
Due to Custodian..........................................................              46,839                           --
Payables:
   Capital shares purchased...............................................                  --                           --
   Investment securities purchased........................................                  --                      159,533
   Audit and tax fees.....................................................              18,561                       20,869
   Licensing fees.........................................................              18,493                        7,306
   Investment advisory fees...............................................                  --                           --
   Printing fees..........................................................                  --                        8,490
Other liabilities.........................................................              10,212                       17,103
                                                                             -----------------             ----------------
   Total Liabilities......................................................              94,105                      213,301
                                                                             -----------------             ----------------

NET ASSETS................................................................      $    7,417,589               $   33,115,224
                                                                             =================             ================

NET ASSETS consist of:
Paid-in capital...........................................................      $   17,210,042               $   33,907,199
Par value.................................................................               5,533                       10,500
Accumulated net investment income (loss)..................................                 296                     (469,148)
Accumulated net realized gain (loss) on investments and
   foreign currency transactions..........................................          (9,899,642)                  (2,929,372)
Net unrealized appreciation (depreciation) on investments and
   foreign currency translation...........................................             101,360                    2,596,045
                                                                             -----------------             ----------------
NET ASSETS................................................................      $    7,417,589               $   33,115,224
                                                                             =================             ================

NET ASSET VALUE, per share................................................      $        13.41               $        31.54
                                                                             =================             ================

Number of shares outstanding
(unlimited number of shares authorized, par value $0.01 per share)........             553,334                    1,050,002
                                                                             -----------------             ----------------

Investments at cost.......................................................      $    7,318,968               $   30,520,615
                                                                             =================             ================
Foreign currency at cost..................................................      $          959               $        4,700
                                                                             =================             ================


Page 40                See Notes to Financial Statements


                                                 First Trust           First Trust
       First Trust          First Trust           ISE Global         NASDAQ(R) Clean        First Trust          First Trust
     Dow Jones Global        ISE Global          Engineering        Edge(R) Smart Grid      ISE Global           ISE Global
     Select Dividend        Wind Energy       and Construction        Infrastructure          Copper              Platinum
        Index Fund           Index Fund           Index Fund            Index Fund          Index Fund           Index Fund
   ---------------------  -----------------  --------------------- ---------------------  -----------------    -----------------

     $    27,340,911      $    70,835,820      $    37,841,774       $   32,371,557       $    3,087,312       $     3,104,298
                  --                   --               20,314                   --                2,632                    --
              18,313                   --               17,029                   --                   --                   540

             180,756            2,007,875                   --                   --                   --                    --
               3,292               40,992               12,947                1,114                   --                    --
              11,210                   --                  673                2,371                   --                    --
             107,728              255,573              103,789               19,791
              38,892                5,504                4,448                   --                   --                    --
   -----------------    -----------------    -----------------    -----------------    -----------------     -----------------
          27,701,102           73,145,764           38,000,974           32,394,833            3,089,944             3,104,838
   -----------------    -----------------    -----------------    -----------------    -----------------     -----------------


             302,629               64,025                   --               58,133                   --                 3,045

                  --            2,008,687                   --                   --                   --                    --
             205,774                   --                   --                   --                   --                    --
              20,981               18,561               18,561               12,067                   --                    --
              16,104               20,726                8,827                5,918                   --                    --
                  --                6,162                   --                   --                1,155                 1,160
               6,548               26,307                9,633                4,884                   --                    --
              16,007               27,655               16,233               13,761                   --                    --
   -----------------    -----------------    -----------------    -----------------    -----------------     -----------------
             568,043            2,172,123               53,254               94,763                1,155                 4,205
   -----------------    -----------------    -----------------    -----------------    -----------------     -----------------

     $    27,133,059      $    70,973,641      $    37,947,720       $   32,300,070       $    3,088,789       $     3,100,633
   =================    =================    =================    =================    =================     =================


     $    25,466,606      $   120,724,171      $    31,225,121       $   32,201,856       $    2,999,060       $     2,999,060
              12,500               53,000                9,500               10,500                1,000                 1,000
             (68,301)          (1,002,038)              68,992               (8,160)              (1,155)                 (623)

             909,568          (22,928,577)           1,083,846             (164,441)                (777)               (6,700)

             812,686          (25,872,915)           5,560,261              260,315               90,661               107,896
   -----------------    -----------------    -----------------    -----------------    -----------------     -----------------
     $    27,133,059      $    70,973,641      $    37,947,720       $   32,300,070       $    3,088,789       $     3,100,633
   =================    =================    =================    =================    =================     =================

     $         21.71      $         13.39      $         39.94       $        30.76       $        30.89       $         31.01
   =================    =================    =================    =================    =================     =================


           1,250,002            5,300,002              950,002            1,050,002              100,002               100,002
   -----------------    -----------------    -----------------    -----------------    -----------------     -----------------

     $    26,528,748      $    96,709,184      $    32,280,634       $   32,111,102       $    2,996,651       $     2,996,412
   =================    =================    =================    =================    =================     =================
     $        18,269      $            --      $        16,822       $           --       $           --       $           531
   =================    =================    =================    =================    =================     =================


                       See Notes to Financial Statements                 Page 41

First Trust Exchange-Traded Fund II

Statements of Operations


                                                                                                                 First Trust
                                                                                   First Trust                FTSE EPRA/NAREIT
                                                                                Dow Jones STOXX(R)            Developed Markets
                                                                                 European Select                 Real Estate
                                                                               Dividend Index Fund               Index Fund
                                                                           ---------------------------   ---------------------------
                                                                                     For the                       For the
                                                                                   Six Months                    Six Months
                                                                                      Ended                         Ended
                                                                                 March 31, 2010                March 31, 2010
                                                                                  (Unaudited)                   (Unaudited)
                                                                           ---------------------------   ---------------------------
INVESTMENT INCOME:
Dividends..................................................................     $       65,732             $        399,033
Foreign tax withholding....................................................             (2,639)                     (17,220)
Interest...................................................................                 --                            3
                                                                             -----------------             ----------------
   Total investment income.................................................             63,093                      381,816
                                                                             -----------------             ----------------

EXPENSES:
Licensing fees.............................................................             37,397                       12,720
Investment advisory fees...................................................             16,591                       42,401
Audit and tax fees.........................................................             14,884                       16,418
Listing fees...............................................................             13,908                       13,908
Accounting and administration fees.........................................              3,969                       13,573
Legal fees.................................................................              1,528                        3,634
Trustees' fees and expenses................................................                690                        1,469
Registration and filing fees...............................................                368                           76
Custodian fees.............................................................                260                        5,286
Transfer agent fees........................................................                207                          530
Printing fees..............................................................             (4,157)                       4,148
Other expenses.............................................................              1,651                        8,743
                                                                             -----------------             ----------------
   Total expenses..........................................................             87,296                      122,906
   Less fees waived and expenses reimbursed by the investment advisor......            (62,408)                     (59,304)
                                                                             -----------------             ----------------
   Net expenses............................................................             24,888                       63,602
                                                                             -----------------             ----------------

NET INVESTMENT INCOME (LOSS)...............................................             38,205                      318,214
                                                                             -----------------             ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.............................................................           (273,925)                  (1,044,285)
   In-kind redemptions.....................................................          1,246,510                           --
   Foreign currency transactions...........................................             (1,022)                       1,482
                                                                             -----------------             ----------------
Net realized gain (loss)...................................................            971,563                   (1,042,803)
                                                                             -----------------             ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments.............................................................         (1,286,732)                   2,550,314
   Foreign currency translation............................................             (3,902)                        (677)
                                                                             -----------------             ----------------
Net change in unrealized appreciation (depreciation).......................         (1,290,634)                   2,549,637
                                                                             -----------------             ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)....................................           (319,071)                   1,506,834
                                                                             -----------------             ----------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.........................................................     $     (280,866)            $      1,825,048
                                                                             =================             ================

(a)  Inception date.


Page 42                See Notes to Financial Statements

                                                  First Trust          First Trust
        First Trust          First Trust          ISE Global         NASDAQ(R) Clean         First Trust         First Trust
      Dow Jones Global       ISE Global          Engineering       Edge(R) Smart Grid        ISE Global          ISE Global
      Select Dividend        Wind Energy       and Construction       Infrastructure           Copper              Platinum
        Index Fund           Index Fund           Index Fund            Index Fund           Index Fund           Index Fund
  ----------------------  -----------------  -------------------  -------------------- ---------------------  -------------------
          For the              For the              For the           For the Period       For the Period       For the Period
        Six Months           Six Months           Six Months       November 16, 2009 (a) March 11, 2010 (a)   March 11, 2010 (a)
           Ended                Ended                Ended                through              through              through
      March 31, 2010       March 31, 2010       March 31, 2010        March 31, 2010       March 31, 2010       March 31, 2010
        (Unaudited)         (Unaudited)          (Unaudited)           (Unaudited)           (Unaudited)           (Unaudited)
  ---------------------- ------------------  -------------------  --------------------  --------------------  -------------------

     $       692,954      $       642,491      $       209,332       $       58,111      $            --       $           537
             (33,181)             (20,507)             (12,934)              (2,203)                  --                    --
                   2                    9                   --                   --                   --                    --
   -----------------    -----------------    -----------------    -----------------    -----------------     -----------------
             659,775              621,993              196,398               55,908                   --                   537
   -----------------    -----------------    -----------------    -----------------    -----------------     -----------------


              12,148               45,202               17,902                7,466                   --                    --
              72,228              180,809               71,606               33,182                1,155                 1,160
              16,530               14,884               14,891               12,067                   --                    --
              11,408               11,534               11,534               11,505                   --                    --
              15,483               25,039               11,576                5,971                   --                    --
               6,571               16,898                6,802                3,842                   --                    --
               3,052                7,263                2,870                1,449                   --                    --
                 150                1,158                  686                  330                   --                    --
               6,817               18,322                8,899                5,769                   --                    --
                 903                2,260                  895                  415                   --                    --
              11,211               28,048               10,584                4,955                   --                    --
               8,636                8,539                5,538                  325                   --                    --
   -----------------    -----------------    -----------------    -----------------    -----------------     -----------------
             165,137              359,956              163,783               87,276                1,155                 1,160
             (56,795)             (88,743)             (38,471)             (29,208)                  --                    --
   -----------------    -----------------    -----------------    -----------------    -----------------     -----------------
             108,342              271,213              125,312               58,068                1,155                 1,160
   -----------------    -----------------    -----------------    -----------------    -----------------     -----------------

             551,433              350,780               71,086               (2,160)              (1,155)                 (623)
   -----------------    -----------------    -----------------    -----------------    -----------------     -----------------



            (409,527)          (6,071,917)            (135,123)            (324,616)                (777)               (6,694)
           3,379,119            1,979,962            1,443,059              160,254                   --                    --
                (531)              (2,703)                 308                  (79)                  --                    (6)
   -----------------    -----------------    -----------------    -----------------    -----------------     -----------------
           2,969,061           (4,094,658)           1,308,244             (164,441)                (777)               (6,700)
   -----------------    -----------------    -----------------    -----------------    -----------------     -----------------

          (2,935,328)         (12,410,301)          (1,186,004)             260,455               90,661               107,887
                (619)              (1,738)              (1,929)                (140)                  --                     9
   -----------------    -----------------    -----------------    -----------------    -----------------     -----------------
          (2,935,947)         (12,412,039)          (1,187,933)             260,315               90,661               107,896
   -----------------    -----------------    -----------------    -----------------    -----------------     -----------------
              33,114          (16,506,697)             120,311               95,874               89,884               101,196
   -----------------    -----------------    -----------------    -----------------    -----------------     -----------------


     $       584,547       $  (16,155,917)     $       191,397       $       93,714       $       88,729         $     100,573
   =================    =================    =================    =================    =================     =================

                       See Notes to Financial Statements                 Page 43

First Trust Exchange-Traded Fund II

Statements of Changes in Net Assets


                                                                                                   First Trust
                                                                                                Dow Jones STOXX(R)
                                                                                            European Select Dividend
                                                                                                   Index Fund
                                                                               -----------------------------------------------------
                                                                                      For the
                                                                                  Six Months Ended                 For the
                                                                                   March 31, 2010                 Year Ended
                                                                                     (Unaudited)               September 30, 2009
                                                                               ----------------------       ----------------------

OPERATIONS:
   Net investment income (loss)...............................................    $        38,205              $       269,585
   Net realized gain (loss)...................................................            971,563                  (10,090,819)
   Net change in unrealized appreciation (depreciation).......................         (1,290,634)                   7,679,590
                                                                                -----------------             ----------------
   Net increase (decrease) in net assets resulting from operations............           (280,866)                  (2,141,644)
                                                                                -----------------             ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income......................................................            (36,200)                    (254,857)
   Net realized gain..........................................................                 --                           --
                                                                                -----------------             ----------------
   Total distributions to shareholders........................................            (36,200)                    (254,857)
                                                                                -----------------             ----------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..................................................          4,114,863                    2,617,970
   Cost of shares redeemed....................................................         (4,710,182)                  (4,436,933)
                                                                                -----------------             ----------------
   Net increase (decrease) in net assets resulting from shareholder
      transactions............................................................           (595,319)                  (1,818,963)
                                                                                -----------------             ----------------

   Total increase (decrease) in net assets....................................           (912,385)                  (4,215,464)

NET ASSETS:
   Beginning of period........................................................          8,329,974                   12,545,438
                                                                                -----------------             ----------------

   End of period..............................................................    $     7,417,589              $     8,329,974
                                                                                =================             ================

   Accumulated net investment income (loss) at end of period..................    $           296              $        (1,709)
                                                                                =================             ================



CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period....................................            603,334                      803,334
   Shares sold................................................................            300,000                      200,000
   Shares redeemed............................................................           (350,000)                    (400,000)
                                                                                -----------------             ----------------
   Shares outstanding, end of period..........................................            553,334                      603,334
                                                                                =================             ================


Page 44                See Notes to Financial Statements

                 First Trust                                 First Trust                                 First Trust
              FTSE EPRA/NAREIT                                Dow Jones                                      ISE
        Developed Markets Real Estate                  Global Select Dividend                        Global Wind Energy
                 Index Fund                                  Index Fund                                  Index Fund
-----------------------------------------  ------------------------------------------  --------------------------------------------
       For the                                    For the                                   For the
   Six Months Ended         For the          Six Months Ended          For the          Six Months Ended            For the
    March 31, 2010        Year Ended          March 31, 2010         Year Ended          March 31, 2010           Year Ended
     (Unaudited)      September 30, 2009        (Unaudited)       September 30, 2009      (Unaudited)          September 30, 2009
-------------------   ------------------   -------------------    ------------------  -------------------    ---------------------


$         318,214     $         318,839    $         551,433     $         293,322     $         350,780     $         783,536
       (1,042,803)           (2,240,337)            2,969,061           (1,735,915)           (4,094,658)          (17,646,561)
        2,549,637             2,460,142           (2,935,947)            4,796,196           (12,412,039)           16,610,154
-----------------     -----------------    -----------------     -----------------     -----------------     -----------------
        1,825,048               538,644              584,547             3,353,603           (16,155,917)             (252,871)
-----------------     -----------------    -----------------     -----------------     -----------------     -----------------


         (867,362)             (274,642)            (697,950)             (285,416)           (1,655,401)             (515,400)
               --                (2,775)                  --                    --                    --                    --
-----------------     -----------------    -----------------     -----------------     -----------------     -----------------
         (867,362)             (277,417)            (697,950)             (285,416)           (1,655,401)             (515,400)
-----------------     -----------------    -----------------     -----------------     -----------------     -----------------


       16,919,392             9,825,531           22,755,148            22,706,498             9,207,542            42,372,151
               --            (2,097,271)         (24,298,220)             (975,036)          (21,272,301)           (3,821,099)
-----------------     -----------------    -----------------     -----------------     -----------------     -----------------

       16,919,392             7,728,260           (1,543,072)           21,731,462           (12,064,759)           38,551,052
-----------------     -----------------    -----------------     -----------------     -----------------     -----------------

       17,877,078             7,989,487           (1,656,475)           24,799,649           (29,876,077)           37,782,781


       15,238,146             7,248,659           28,789,534             3,989,885           100,849,718            63,066,937
-----------------     -----------------    -----------------     -----------------     -----------------     -----------------

  $    33,115,224       $    15,238,146      $    27,133,059       $    28,789,534       $    70,973,641       $   100,849,718
=================     =================    =================     =================     =================     =================

  $      (469,148)      $        80,000      $       (68,301)      $        78,216       $    (1,002,038)      $       302,583
=================     =================    =================     =================     =================     =================




          500,002               200,002            1,350,002               200,002             6,200,002             3,300,002
          550,000               400,000            1,050,000             1,200,000               600,000             3,150,000
               --              (100,000)          (1,150,000)              (50,000)           (1,500,000)             (250,000)
-----------------     -----------------    -----------------     -----------------     -----------------     -----------------
        1,050,002               500,002            1,250,002             1,350,002             5,300,002             6,200,002
=================     =================    =================     =================     =================     =================


                       See Notes to Financial Statements                 Page 45

First Trust Exchange-Traded Fund II

                                                                                                   First Trust
                                                                                                   ISE Global
                                                                                          Engineering and Construction
                                                                                                   Index Fund
                                                                               -----------------------------------------------------
                                                                                       For the                   For the Period
                                                                                  Six Months Ended           October 13, 2008 (a)
                                                                                   March 31, 2010                   through
                                                                                     (Unaudited)              September 30, 2009
                                                                               ----------------------       ----------------------

OPERATIONS:
   Net investment income (loss)...............................................    $        71,086              $       329,580
   Net realized gain (loss)...................................................          1,308,244                    1,317,826
   Net change in unrealized appreciation (depreciation).......................         (1,187,933)                   6,748,194
                                                                                  ---------------              ---------------
   Net increase (decrease) in net assets resulting from operations............            191,397                    8,395,600
                                                                                  ---------------              ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income......................................................            (72,200)                    (261,640)
   Net realized gain..........................................................                 --                           --
                                                                                  ---------------              ---------------
   Total distributions to shareholders........................................            (72,200)                    (261,640)
                                                                                  ---------------              ---------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..................................................          5,855,365                   33,995,273
   Cost of shares redeemed....................................................         (3,811,093)                  (6,344,982)
                                                                                  ---------------              ---------------
   Net increase (decrease) in net assets resulting from shareholder
      transactions............................................................          2,044,272                   27,650,291
                                                                                  ---------------              ---------------

   Total increase (decrease) in net assets....................................          2,163,469                   35,784,251

NET ASSETS:
   Beginning of period........................................................         35,784,251                           --
                                                                                  ---------------              ---------------

   End of period..............................................................    $    37,947,720              $    35,784,251
                                                                                  ===============              ===============

   Accumulated net investment income (loss) at end of period..................    $        68,992              $        70,106
                                                                                  ===============              ===============



CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period....................................            900,002                           --
   Shares sold................................................................            150,000                    1,100,002
   Shares redeemed............................................................           (100,000)                    (200,000)
                                                                                  ---------------              ---------------
   Shares outstanding, end of period..........................................            950,002                      900,002
                                                                                  ===============              ===============

(a)  Inception date.


Page 46                See Notes to Financial Statements

                 First Trust                                 First Trust                                 First Trust
             NASDAQ(R) Clean Edge(R)                         ISE Global                                  ISE Global
          Smart Grid Infrastructure                            Copper                                     Platinum
                 Index Fund                                  Index Fund                                  Index Fund
-----------------------------------------   -----------------------------------------   ------------------------------------------
               For the Period                              For the Period                              For the Period
            November 16, 2009 (a)                        March 11, 2010 (a)                          March 11, 2010 (a)
           through March 31, 2010                      through March 31, 2010                      through March 31, 2010
                 (Unaudited)                                 (Unaudited)                                 (Unaudited)
-----------------------------------------   -----------------------------------------   ------------------------------------------


              $          (2,160)                          $          (1,155)                        $              (623)
                       (164,441)                                       (777)                                     (6,700)
                        260,315                                      90,661                                     107,896
              -----------------                           -----------------                         -------------------
                         93,714                                      88,729                                     100,573
              -----------------                           -----------------                         -------------------


                         (6,000)                                         --                                          --
                             --                                          --                                          --
              -----------------                           -----------------                         -------------------
                         (6,000)                                         --                                          --
              -----------------                           -----------------                         -------------------


                     33,782,738                                   3,000,060                                   3,000,060
                     (1,570,382)                                         --                                          --
              -----------------                           -----------------                         -------------------

                     32,212,356                                   3,000,060                                   3,000,060
              -----------------                           -----------------                         -------------------

                     32,300,070                                   3,088,789                                   3,100,633


                             --                                          --                                          --
              -----------------                           -----------------                         -------------------

              $      32,300,070                           $       3,088,789                         $         3,100,633
              =================                           =================                         ===================

              $          (8,160)                          $          (1,155)                        $              (623)
              =================                           =================                         ===================




                             --                                          --                                          --
                      1,100,002                                     100,002                                     100,002
                        (50,000)                                         --                                          --
              -----------------                           -----------------                         -------------------
                      1,050,002                                     100,002                                     100,002
              =================                           =================                         ===================


                       See Notes to Financial Statements                 Page 47

First Trust Exchanged-Traded Fund II

Financial highlights
For a Share outstanding throughout each period


First Trust Dow Jones STOXX(R) European Select Dividend Index Fund



                                                           For the                                               For the Period
                                                      Six Months Ended       For the           For the         August 27, 2007 (a)
                                                       March 31, 2010      Year Ended        Year Ended              through
                                                         (Unaudited)   September 30, 2009  September 30, 2008  September 30, 2007
                                                     ----------------- ------------------ -------------------  ------------------
Net asset value, beginning of period                   $    13.81         $    15.62        $    30.97          $    30.00
                                                       ----------         ----------        ----------          ----------
Income from investment operations:
Net investment income (loss)                                 0.06               0.61              1.26                0.03 (b)
Net realized and unrealized gain (loss)                     (0.40)             (1.83)           (15.32)               0.94
                                                       ----------         ----------        ----------          ----------
Total from investment operations                            (0.34)             (1.22)           (14.06)               0.97
Distributions paid to shareholders from:
Net investment income                                       (0.06)             (0.59)            (1.29)                 --
                                                       ----------         ----------        ----------          ----------

Net asset value, end of period                         $    13.41         $    13.81        $    15.62          $    30.97
                                                       ==========         ==========        ==========          ==========

TOTAL RETURN (c)                                          (2.48)%            (6.83)%          (46.12)%               3.23%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $    7,418         $    8,330         $  12,545          $    3,200
Ratios to average net assets:
Ratio of total expenses to average net assets               2.10% (d)          3.48%             1.95%              19.64% (d)
Ratio of net expenses to average net assets                 0.60% (d)          0.60%             0.60%               0.60% (d)
Ratio of net investment income (loss) to
        average net assets                                  0.92%(d)           5.30%             6.43%               1.18% (d)
Portfolio turnover rate (e)                                   46%                82%               80%                  0%



First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund

                                                         For the                                               For the Period
                                                    Six Months Ended       For the           For the         August 27, 2007 (a)
                                                     March 31, 2010      Year Ended        Year Ended              through
                                                       (Unaudited)   September 30, 2009  September 30, 2008  September 30, 2007
                                                   ----------------- ------------------- ------------------  ------------------

Net asset value, beginning of period                 $    30.48         $    36.24        $    53.43          $    50.00
                                                     ----------         ----------        ----------          ----------
Income from investment operations:
Net investment income (loss)                               0.72               0.90              1.25                0.14 (b)
Net realized and unrealized gain (loss)                    1.67              (5.74)           (17.25)               3.29
                                                     ----------         ----------        ----------          ----------
Total from investment operations                           2.39              (4.84)           (16.00)               3.43
                                                     ----------         ----------        ----------          ----------
Distributions paid to shareholders from:
Net investment income                                     (1.33)             (0.91)            (1.19)                 --
Net realized gain                                            --              (0.01)               --                  --
                                                     ----------         ----------        ----------          ----------
Total distributions                                       (1.33)             (0.92)            (1.19)                 --
                                                     ----------         ----------        ----------          ----------

Net asset value, end of period                       $    31.54         $    30.48        $    36.24          $    53.43
                                                     ==========         ==========        ==========          ==========

TOTAL RETURN (c)                                          8.03%           (12.66)%          (30.35)%               6.86%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $  33,115          $  15,238        $    7,249          $    5,343
Ratios to average net assets:
Ratio of total expenses to average net assets             1.16% (d)          2.09%             2.68%              11.51% (d)
Ratio of net expenses to average net assets               0.60% (d)          0.60%             0.60%               0.60% (d)
Ratio of net investment income (loss) to
        average net assets                                3.00% (d)          4.08%             3.07%               3.22% (d)
Portfolio turnover rate (e)                                  8%                19%                7%                  1%


(a) Inception date.
(b) Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)  Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 48                See Notes to Financial Statements

First Trust Exchanged-Traded Fund II

Financial highlights
For a Share outstanding throughout each period


First Trust Dow Jones Global Select Dividend Index Fund

                                                          For the                            For the Period
                                                     Six Months Ended       For the        November 21, 2007 (a)
                                                      March 31, 2010      Year Ended             through
                                                        (Unaudited)    September 30, 2009   September 30, 2008
                                                   ------------------ ------------------- ---------------------

Net asset value, beginning of period                  $    21.33         $    19.95          $    30.00
                                                      ----------         ----------          ----------
Income from investment operations:
Net investment income (loss)                                0.33               0.70(b)             1.38
Net realized and unrealized gain (loss)                     0.49               1.37              (10.10)
                                                      ----------         ----------          ----------
Total from investment operations                            0.82               2.07               (8.72)
Distributions paid to shareholders from:
Net investment income                                      (0.44)             (0.69)              (1.33)
                                                      ----------         ----------          ----------

Net asset value, end of period                        $    21.71         $    21.33          $    19.95
                                                      ==========         ==========          ==========

TOTAL RETURN (c)                                           3.86%             11.80%            (29.72)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $  27,133          $  28,790          $    3,990
Ratios to average net assets:
Ratio of total expenses to average net assets              0.91% (d)          2.39%               4.79% (d)
Ratio of net expenses to average net assets                0.60% (d)          0.60%               0.60% (d)
Ratio of net investment income (loss) to
        average net assets                                 3.05% (d)          4.61%               6.33% (d)
Portfolio turnover rate (e)                                  44%                65%                 42%


First Trust ISE Global Wind Energy Index Fund
                                                            For the                            For the Period
                                                       Six Months Ended       For the         June 16, 2008 (a)
                                                        March 31, 2010      Year Ended              through
                                                          (Unaudited)   September 30, 2009    September 30, 2008
                                                     ----------------- -------------------  ------------------------

Net asset value, beginning of period                    $    16.27         $    19.11          $    30.00
                                                        ----------         ----------          ----------
Income from investment operations:
Net investment income (loss)                                  0.03               0.14                0.01
Net realized and unrealized gain (loss)                      (2.64)             (2.88)             (10.90)
                                                        ----------         ----------          ----------
Total from investment operations                             (2.61)             (2.74)             (10.89)
Distributions paid to shareholders from:
Net investment income                                        (0.27)             (0.10)                 --
                                                        ----------         ----------          ----------

Net asset value, end of period                          $    13.39         $    16.27          $    19.11
                                                        ==========         ==========          ==========

TOTAL RETURN (c)                                          (16.25)%           (14.26)%            (36.30)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  70,974          $ 100,850           $  63,067
Ratios to average net assets:
Ratio of total expenses to average net assets                0.80% (d)          0.95%               0.98% (d)
Ratio of net expenses to average net assets                  0.60% (d)          0.60%               0.60% (d)
Ratio of net investment income (loss) to
        average net assets                                   0.78% (d)          1.16%               0.24% (d)
Portfolio turnover rate (e)                                    10%                30%                 13%


(a)  Inception date.
(b)  Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)  Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                       See Notes to Financial Statements                 Page 49

First Trust Exchanged-Traded Fund II

Financial highlights
For a Share outstanding throughout each period


First Trust ISE Global Engineering and Construction Index Fund

                                                                       For the         For the Period
                                                                  Six Months Ended   October 13, 2008 (a)
                                                                   March 31, 2010          through
                                                                     (Unaudited)     September 30, 2009
                                                                 -----------------   --------------------

Net asset value, beginning of period                                $   39.76            $   30.00
                                                                   ----------           ----------
Income from investment operations:
Net investment income (loss)                                             0.07                 0.42
Net realized and unrealized gain (loss)                                  0.19                 9.68
                                                                   ----------           ----------
Total from investment operations                                         0.26                10.10
Distributions paid to shareholders from:
Net investment income                                                   (0.08)              (0.34)
                                                                   ----------           ----------

Net asset value, end of period                                      $   39.94            $   39.76
                                                                   ==========           ==========

TOTAL RETURN (b)                                                        0.65%               33.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                 $ 37,948             $ 35,784
Ratios to average net assets:
Ratio of total expenses to average net assets                           0.91% (c)            1.16% (c)
Ratio of net expenses to average net assets                             0.70% (c)            0.70% (c)
Ratio of net investment income (loss) to average net assets             0.40% (c)            1.84% (c)
Portfolio turnover rate (d)                                               12%                  19%


First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund

                                                                                     For the Period
                                                                                  November 16, 2009 (a)
                                                                                         through
                                                                                     March 31, 2010
                                                                                       (Unaudited)
                                                                                  --------------------

Net asset value, beginning of period                                                   $   30.00
                                                                                      ----------
Income from investment operations:
Net investment income (loss)                                                               (0.00) (e)
Net realized and unrealized gain (loss)                                                     0.77
                                                                                      ----------
Total from investment operations                                                            0.77
Distributions paid to shareholders from:
Net investment income                                                                      (0.01)
                                                                                      ----------

Net asset value, end of period                                                         $   30.76
                                                                                      ==========

TOTAL RETURN (b)                                                                           2.57%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                                    $ 32,300
Ratios to average net assets:
Ratio of total expenses to average net assets                                              1.05% (c)
Ratio of net expenses to average net assets                                                0.70% (c)
Ratio of net investment income (loss) to average net assets                               (0.03)%(c)
Portfolio turnover rate (d)                                                                  27%


(a)  Inception date.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c)  Annualized.
(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(e)  Amount represents less than $0.01 per share.


Page 50                See Notes to Financial Statements

First Trust Exchanged-Traded Fund II

Financial highlights
For a Share outstanding throughout each period


First Trust ISE Global Copper Index Fund

                                                                                     For the Period
                                                                                   March 11, 2010 (a)
                                                                                         through
                                                                                     March 31, 2010
                                                                                       (Unaudited)
                                                                                  --------------------

Net asset value, beginning of period                                                   $   30.00
                                                                                      ----------
Income from investment operations:
Net investment income (loss)                                                              (0.01)
Net realized and unrealized gain (loss)                                                     0.90
                                                                                      ----------
Total from investment operations                                                            0.89
                                                                                      ----------


Net asset value, end of period                                                         $   30.89
                                                                                      ==========

TOTAL RETURN (b)                                                                           2.97%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                                   $   3,089
Ratios to average net assets:
Ratio of total expenses to average net assets                                              0.70% (c)
Ratio of net expenses to average net assets                                                0.70% (c)
Ratio of net investment income (loss) to average net assets                               (0.70)%(c)
Portfolio turnover rate (d)                                                                   3%



First Trust ISE Global Platinum Index Fund

                                                                                     For the Period
                                                                                   March 11, 2010 (a)
                                                                                         through
                                                                                     March 31, 2010
                                                                                       (Unaudited)
                                                                                  --------------------

Net asset value, beginning of period                                                   $   30.00
                                                                                      ----------
Income from investment operations:
Net investment income (loss)                                                              (0.01)
Net realized and unrealized gain (loss)                                                     1.02
                                                                                      ----------
Total from investment operations                                                            1.01
                                                                                      ----------


Net asset value, end of period                                                         $   31.01
                                                                                      ==========

TOTAL RETURN (b)                                                                           3.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                                   $   3,101
Ratios to average net assets:
Ratio of total expenses to average net assets                                              0.70% (c)
Ratio of net expenses to average net assets                                                0.70% (c)
Ratio of net investment income (loss) to average net assets                               (0.38)%(c)
Portfolio turnover rate (d)                                                                   8%


(a)  Inception date.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized.
(c)  Annualized.
(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                       See Notes to Financial Statements                 Page 51

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------


                       First Trust Exchange-Traded Fund II
                           March 31, 2010 (Unaudited)


                                1. Organization

First Trust Exchange-Traded Fund II (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on July 20, 2006, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

     The Trust currently consists of eight funds (each a "Fund" and collectively, the "Funds"):

     First Trust Dow Jones STOXX(R) European Select Dividend Index Fund -
          (NYSE Arca, Inc. ticker "FDD")
     First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund -
          (NYSE Arca, Inc. ticker "FFR")
     First Trust Dow Jones Global Select Dividend Index Fund -
          (NYSE Arca, Inc. ticker "FGD")
     First Trust ISE Global Wind Energy Index Fund -
          (NYSE Arca, Inc. ticker "FAN")
     First Trust ISE Global Engineering and Construction Index Fund -
          (NYSE Arca, Inc. ticker "FLM")
     First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund -
          (NASDAQ ticker "GRID")
     First Trust ISE Global Copper Index Fund - (NASDAQ ticker "CU")
     First Trust ISE Global Platinum Index Fund - (NASDAQ ticker "PLTM")

Subsequent to March 31, 2010, the date of this semi-annual report, First Trust BICK Index Fund, an additional series of the Trust, began trading under the ticker symbol BICK on The NASDAQ(R) Stock Market, Inc.

Each Fund represents a separate series of shares of beneficial interest in the Trust. Each Fund's shares currently are listed and traded on the NYSE Arca, Inc. ("NYSE Arca") except for First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund, First Trust ISE Global Copper Index Fund, and the First Trust ISE Global Platinum Index Fund which are listed and traded on The NASDAQ Stock Market, Inc. ("NASDAQ"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit". Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

Fund                                                                              Index
First Trust Dow Jones STOXX(R) European Select Dividend Index Fund                STOXX(R) Europe Select Dividend 30 Index(1)
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund             FTSE EPRA/NAREIT Developed Index
First Trust Dow Jones Global Select Dividend Index Fund                           Dow Jones Global Select Dividend Index(SM)
First Trust ISE Global Wind Energy Index Fund                                     ISE Global Wind Energy Index
First Trust ISE Global Engineering and Construction Index Fund                    ISE Global Engineering and Construction Index
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund          NASDAQ OMX(R) Clean Edge(R) Smart Grid
                                                                                     Infrastructure Index(SM)
First Trust ISE Global Copper Index Fund                                          ISE Global Copper(TM) Index
First Trust ISE Global Platinum Index Fund                                        ISE Global Platinum(TM) Index

     (1) The STOXX(R) Europe Select Dividend 30 Index was formerly known as the Dow Jones STOXX(R) Select Dividend 30 Index. The changes to the underlying index name had no effect on the investment strategies or risks of the Fund. The Fund's name, ticker symbol and CUSIP number remain the same.


                       2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


A. Portfolio Valuation

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than the NASDAQ or the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the business day as of which such value is being determined. Securities listed on the NASDAQ or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on the NASDAQ or the AIM, the securities are

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


                       First Trust Exchange-Traded Fund II
                           March 31, 2010 (Unaudited)


valued at the mean of the most recent bid and asked prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ or the AIM, are valued at the closing bid prices. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. The use of fair value pricing by each Fund is governed by valuation procedures adopted by the Board of Trustees and is in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. In addition, the use of fair value prices and certain current market quotations or official closing prices could result in a difference between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index, which, in turn, could result in a difference between a Fund's performance and the performance of its index.

Because foreign markets may be open on different days than the days during which investors may purchase the shares of each Fund, the value of each Fund's securities may change on the days when investors are not able to purchase the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund's ability to track the index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

         o Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
         o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
                o   Quoted prices for similar securities in active markets.
                o Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
                o Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
                o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
         o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value each Fund's investments as of March 31, 2010 is included in each Fund's Portfolio of Investments.


B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

A Fund may hold publicly-traded master limited partnerships ("MLPs") and real estate investment trusts ("REITs"). Distributions from such investments may include a return of capital component from the MLP or REIT to the extent of the cost basis of such MLP or REIT investments. The actual character of amounts received during the year is not known until after the fiscal year end. A Fund records the character of distributions received from the MLPs or REITs during the year based on estimates available. A Fund's characterization may be

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


                       First Trust Exchange-Traded Fund II
                           March 31, 2010 (Unaudited)


subsequently revised based on information received from the MLPs or REITs after their tax reporting periods conclude.


C. Foreign Currency

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statements of Operations.


D. Dividends and Distribution to Shareholders

Dividends from net investment income of the Funds, if any, are declared and paid quarterly by the First Trust Dow Jones STOXX(R) European Select Dividend Index Fund and the First Trust Dow Jones Global Select Dividend Index Fund and semi-annually by the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, the First Trust ISE Global Wind Energy Index Fund, the First Trust ISE Global Engineering and Construction Index Fund, the First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund, the First Trust ISE Global Copper Index Fund and the First Trust ISE Global Platinum Index Fund or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund.

The tax character of distributions paid by each Fund during the period ended September 30, 2009 was as follows:

                                                                                     Distributions    Distributions    Distributions
                                                                                       paid from        paid from        paid from
                                                                                       Ordinary          Capital         Return of
                                                                                        Income            Gains           Capital
                                                                                    ---------------  ---------------  --------------
First Trust Dow Jones STOXX(R) European Select Dividend Index Fund                   $   254,857     $         --     $         --
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                    274,650            2,767               --
First Trust Dow Jones Global Select Dividend Index Fund                                  285,416               --               --
First Trust ISE Global Wind Energy Index Fund                                            515,400               --               --
First Trust ISE Global Engineering and Construction Index Fund                           261,640               --               --


As of September 30, 2009, the components of distributable earnings on a tax basis for each Fund were as follows:
                                                                                                       Accumulated          Net
                                                                                     Undistributed     Capital and      Unrealized
                                                                                       Ordinary           Other        Appreciation
                                                                                        Income         Gain (Loss)    (Depreciation)
                                                                                   ---------------- ---------------  ---------------
First Trust Dow Jones STOXX(R) European Select Dividend Index Fund                   $     6,213     $(10,829,369)    $  1,342,217
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                    854,415         (837,752)      (1,777,263)
First Trust Dow Jones Global Select Dividend Index Fund                                  189,234       (1,642,000)       3,218,979
First Trust ISE Global Wind Energy Index Fund                                          1,653,296       (8,644,179)     (25,003,516)
First Trust ISE Global Engineering and Construction Index Fund                            71,975          (64,743)       6,585,619


E. Income Taxes

Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


                       First Trust Exchange-Traded Fund II
                           March 31, 2010 (Unaudited)


The Funds are subject to tax accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2007, 2008 and 2009 remain open to federal and state audit. As of March 31, 2010, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

At September 30, 2009 for federal income tax purposes, each Fund had capital loss carryforwards available that are shown in the table below, to the extent provided by regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.


                                                                           Capital Loss            Capital Loss            Total
                                                                         Available through       Available through     Capital Loss
                                                                        September 30, 2016      September 30, 2017       Available
                                                                     ----------------------    ---------------------  --------------
First Trust Dow Jones STOXX(R) European Select Dividend
   Index Fund                                                                $      --             $ 5,960,236         $ 5,960,236
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate
   Index Fund                                                                       --                  68,465              68,465
First Trust Dow Jones Global Select Dividend Index Fund                        131,352                 208,741             340,093
First Trust ISE Global Wind Energy Index Fund                                  174,186                  30,175             204,361
First Trust ISE Global Engineering and Construction Index Fund                      --                   2,011               2,011

Capital losses incurred after October 31 ("Post-October Losses") within the taxable year can be deemed to arise on the first business day of each Fund's next taxable year.

During the taxable year ended September 30, 2009, the following Funds incurred and elected to defer net capital and currency losses as follows:

                                                                                                 Post-October Losses
                                                                                 ---------------------------------------------------
                                                                                    Capital Losses               Currency Losses
                                                                                  -------------------          -------------------
First Trust Dow Jones STOXX(R) European Select Dividend Index Fund                   $  4,861,211                $         7,922
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                     761,520                          7,767
First Trust Dow Jones Global Select Dividend Index Fund                                 1,300,511                          1,396
First Trust ISE Global Wind Energy Index Fund                                           8,439,818                             --
First Trust ISE Global Engineering and Construction Index Fund                             62,732                             --


F. Expenses

Expenses that are directly related to one of the Funds are charged directly to the respective Fund, except for the First Trust ISE Global Copper Index Fund and the First Trust ISE Global Platinum Index Fund which are paid by First Trust Advisors L.P. ("First Trust" or the "Advisor"). General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund. The Advisor has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

Funds                                                                                   Licensor
First Trust Dow Jones STOXX(R) European Select Dividend Index Fund                      STOXX Limited
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                   FTSE International Limited
First Trust Dow Jones Global Select Dividend Index Fund                                 Dow Jones & Company, Inc.
First Trust ISE Global Wind Energy Index Fund                                           International Securities Exchange, LLC
First Trust ISE Global Engineering and Construction Index Fund                          International Securities Exchange, LLC
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                The NASDAQ Stock Market, Inc.
First Trust ISE Global Copper Index Fund                                                International Securities Exchange, LLC
First Trust ISE Global Platinum Index Fund                                              International Securities Exchange, LLC

The respective license agreements allow for the use by First Trust of each Fund's respective index, certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreements. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


                       First Trust Exchange-Traded Fund II
                           March 31, 2010 (Unaudited)


3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Funds pursuant to Investment Management Agreements. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio and providing certain other services necessary for the management of the Funds.

For First Trust ISE Global Copper Index Fund and the First Trust ISE Global Platinum Index Fund, First Trust is paid an annual unitary management fee of 0.70% of such Fund's average daily net assets and is responsible for the expenses of such Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, and excluding advisory fees, distribution fees, if any, brokerage expense, taxes, interest, and other extraordinary expenses.

For First Trust Dow Jones STOXX(R) European Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust Dow Jones Global Select Dividend Index Fund, First Trust ISE Global Wind Energy Index Fund, First Trust ISE Global Engineering and Construction Index Fund and First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund, First Trust is paid an annual management fee of 0.40% of such Fund's average daily net assets. For such Funds, the Trust and First Trust have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which the Advisor has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each such Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed the below amount as a percentage of average daily net assets per year (the "Expense Cap") at least through the date listed.



                                                                                       Expense Cap                 Term
                                                                                       ----------            ----------------
First Trust Dow Jones STOXX(R) European Select Dividend Index Fund                        0.60%                May 15, 2011
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                     0.60%                May 15, 2011
First Trust Dow Jones Global Select Dividend Index Fund                                   0.60%                May 15, 2011
First Trust ISE Global Wind Energy Index Fund                                             0.60%                May 15, 2011
First Trust ISE Global Engineering and Construction Index Fund                            0.70%                May 15, 2011
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                  0.70%              November 9, 2011

Pursuant to the Recovery Agreement, First Trust may recover from such Funds any fees waived or expenses reimbursed during the three year period after the date of the waiver or reimbursement to the extent that the actual expense ratio of a particular Fund is less than such Fund's applicable expense cap. First Trust may recover a portion of the previously waived or reimbursed amount equal to the amount that the expense cap exceeds the actual expense ratio. These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the period ended March 31, 2010 and the expenses borne by the Advisor subject to reimbursement by each Fund for the periods indicated were as follows:

                                                                    Expenses Borne by Advisor Subject to Reimbursement
                                                                  ------------------------------------------------------
                                        Advisory       Expense    Period Ended  Period Ended  Period Ended  Period Ended
                                           Fee          Reim-       September     September     September     March 31,
                                         Waivers      bursement     30, 2007      30, 2008      30, 2009        2010         Total
                                     ------------- -------------- ------------ ------------- -------------  ------------   ---------
First Trust Dow Jones STOXX(R)
   European Select Dividend Index Fund   $ 16,591     $  45,817      $ 52,139    $ 186,036     $ 146,295      $ 62,408     $ 446,878
First Trust FTSE EPRA/NAREIT
   Developed Markets Real Estate
   Index Fund                              42,401        16,903        48,855      123,776       116,416        59,304       348,351
First Trust Dow Jones Global Select
   Dividend Index Fund                     56,795            --            --      115,376       114,202        56,795       286,373
First Trust ISE Global Wind Energy
   Index Fund                              88,743            --            --       67,700       237,567        88,743       394,010
First Trust ISE Global Engineering
   and Construction Index Fund             38,471            --            --           --        81,714        38,471       120,185
First Trust NASDAQ(R) Clean Edge(R)
   Smart Grid Infrastructure Index Fund    29,208            --            --           --            --        29,208        29,208


The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the servicing agreements, BNYM performs custodial, fund accounting, certain administrative, and transfer agency services for the Trust. As custodian, BNYM is responsible for custody of the Trust's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


                       First Trust Exchange-Traded Fund II
                           March 31, 2010 (Unaudited)


records of the Trust's securities and cash. As transfer agent, BNYM is responsible for performing transfer agency services for the Trust. BNYM is a subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"), a financial holding company.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly-owned subsidiary of the PNC Financial Services Group, Inc. ("PNC"), provides certain administrative services to the Trust and the Funds in connection with the Trust's Board of Trustees meetings and other related matters.

On February 2, 2010, PNC entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with BNY Mellon. Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, PNC will sell to BNY Mellon (the "Stock Sale") 100% of the issued and outstanding shares of PNC Global Investment Services Inc. The Stock Sale includes PNC Global Investment Servicing (U.S.) Inc., PFPC Trust Company and PFPC Distributors, Inc. and is expected to close in the third quarter of 2010.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually and each of the Chairmen of the Nominating and Governance Committee and Valuation Committee are paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and allocated equally among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms ending December 31, 2011, before rotating to serve as chairman of another Committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the trusts for serving in such capacities.


                      4. Purchases and Sales of Securities

For the period ended March 31, 2010, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                                       Purchases                    Sales
                                                                                 --------------------       --------------------
First Trust Dow Jones STOXX(R) European Select Dividend Index Fund                $      3,788,107          $      3,756,440
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                    1,751,849                 2,262,383
First Trust Dow Jones Global Select Dividend Index Fund                                 15,033,366                15,491,765
First Trust ISE Global Wind Energy Index Fund                                            8,410,484                 9,781,130
First Trust ISE Global Engineering and Construction Index Fund                           4,143,544                 4,170,656
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                 6,241,312                 6,330,230
First Trust ISE Global Copper Index Fund                                                   102,182                   102,188
First Trust ISE Global Platinum Index Fund                                                 273,931                   260,798


For the period ended March 31, 2010, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:
                                                                                       Purchases                    Sales
                                                                                  -------------------       --------------------
First Trust Dow Jones STOXX(R) European Select Dividend Index Fund                 $     4,101,168           $     4,701,877
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                   16,742,543                        --
First Trust Dow Jones Global Select Dividend Index Fund                                 22,879,331                24,195,793
First Trust ISE Global Wind Energy Index Fund                                            9,186,900                21,213,788
First Trust ISE Global Engineering and Construction Index Fund                           5,848,900                 3,792,586
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                33,924,120                 1,559,737
First Trust ISE Global Copper Index Fund                                                 2,997,434                        --
First Trust ISE Global Platinum Index Fund                                               2,989,973                        --


                 5. Creations, Redemptions and Transaction Fees

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. In order to purchase Creation Units of a Fund, an investor must deposit (i) cash in lieu of all or a portion of the Deposit Securities, as defined below, and/or (ii) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make a cash payment referred to as the "Cash Component." Purchasers of Creation Units must pay to BNYM, as transfer agent, a creation fee (the "Creation Transaction Fee"), regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the

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Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


                       First Trust Exchange-Traded Fund II
                           March 31, 2010 (Unaudited)


countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding Index. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Parties redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding Index. Each Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities; however, each Fund may, in its discretion, reject any such request.

The Creation Transaction Fees and the Redemption Transaction Fees are as follows:

                                                                                Redemption         Creation
                                                                                Transaction       Transaction
                                                                                   Fees              Fees
                                                                                -----------       -----------
First Trust Dow Jones STOXX(R) European Select Dividend Index Fund                $   500           $   500
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund               4,000             4,000
First Trust Dow Jones Global Select Dividend Index Fund                             1,000             1,000
First Trust ISE Global Wind Energy Index Fund                                       1,000             1,000
First Trust ISE Global Engineering and Construction Index Fund                      1,000             1,000
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund            1,000             1,000
First Trust ISE Global Copper Index Fund                                              500               500
First Trust ISE Global Platinum Index Fund                                            500               500


                              6. Distribution Plan

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, the Funds will not pay 12b-1 fees any time before March 31, 2011 except for First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund which will not pay 12b-1 fees at any time before November 9, 2011, and First Trust ISE Global Copper Index Fund and First Trust ISE Global Platinum Index Fund, which will not pay 12b-1 fees at any time before March 8, 2012.


                               7. Indemnification

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.


                              8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined there were no subsequent events requiring recognition or disclosure in the financial statements.

--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------


                       First Trust Exchange-Traded Fund II
                           March 31, 2010 (Unaudited)


                      Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the 12-months ended June 30, 2009 is available
(1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.


                               Portfolio Holdings

The Trust files its complete schedule of each Fund's portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling
(800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and
(4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.


                        Investment Management Agreement

         Board Considerations Regarding Investment Management Agreements

First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund

The Board of Trustees of the First Trust Exchange-Traded Fund II (the "Trust"), including the Independent Trustees, approved the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. ("First Trust") for the First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (the "Fund") for an initial two-year term at a meeting held on August 24, 2009. The Board of Trustees determined that the Agreement is in the best interests of the Fund in light of the services, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement, the Independent Trustees received a report in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services to be provided by First Trust (including the relevant personnel responsible for these services and their experience); the proposed advisory fee as compared to fees charged by investment advisors to comparable exchange-traded funds ("ETFs") and as compared to fees charged by First Trust to other ETFs it manages; estimated expenses of the Fund as compared to those of comparable ETFs; the nature of expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on First Trust; fall out benefits to First Trust and First Trust Portfolios L.P.; and a summary of First Trust's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by First Trust. The Board applied its business judgment to determine whether the arrangement between the Trust and First Trust is a reasonable business arrangement from the Fund's perspective as well as from the perspective of shareholders.

In evaluating whether to approve the Agreement, the Board considered the nature, extent and quality of services to be provided under the Agreement, and noted that First Trust employees provide management services to other series of the Trust and to other investment companies in the First Trust complex with diligence and care. The Board also considered the compliance program that had been developed by First Trust and the skills of its employees who would be working with the Fund. It also considered the efforts expended by First Trust in organizing the Trust and making arrangements for entities to provide services to the Fund. Since the Fund is newly organized, the Board did not consider investment performance of the Fund, but the Board did consider the one- and three-year performance of the applicable index. The Board concluded it was comfortable that First Trust had the capabilities and resources to oversee the operations of the Fund, including the services to be provided by other service providers.

The Trustees also reviewed information showing the advisory fee and estimated expense ratio of the Fund as compared to those of a peer group. They noted that the peer group for the Fund consisted solely of two other ETFs, one of which pays a unitary fee. The Board noted the small number of funds in the peer group and considered certain other limitations in the comparability of the funds in the peer group. The Board noted the services to be provided by First Trust for the annual advisory fee of 0.40% of the Fund's average daily net assets and compared the proposed advisory fee for the Fund to the advisory fees paid by the peer funds, noting that it was lower than the advisory fees paid by the peer funds. The Board also considered that First Trust has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the annual operating expenses of the Fund (excluding interest expense, brokerage commissions, trading expenses, taxes and extraordinary expenses) from exceeding 0.70% of average daily net assets for two years. The Trustees noted that expenses borne by First Trust are proposed to be subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding its expense cap, or if the expense cap is no longer in effect, would result in the Fund exceeding an expense ratio equal to its most recent expense cap. The Board considered the fees charged by First Trust to ETFs with investment objectives and policies similar to the Fund's, noting that those fees generally were the

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Additional Information (Continued)
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                       First Trust Exchange-Traded Fund II
                           March 31, 2010 (Unaudited)


same as the fee to be charged to the Fund. In light of nature, extent and quality of services to be provided under the Agreement, and in light of First Trust's agreement to waive fees and/or pay Fund expenses as described above for at least two years, the Board determined that the investment advisory fee for the Fund was fair and reasonable.

The Board considered First Trust's representation that the proposed advisory fee was not structured to pass the benefits of any economies of scale on to shareholders as the Fund's assets grow, but that First Trust did not believe this was material to the Board's consideration of the proposed advisory fee due to the expense cap and anticipated asset levels for the Fund. The Board noted that First Trust has continued to invest in personnel and infrastructure for the First Trust complex. The Board took the costs to be borne by First Trust in connection with its services to be performed under the Agreement into consideration and noted that First Trust was unable to estimate the profitability of the Agreement to First Trust, but had agreed to cap the Fund's expenses for two years. The Board considered that First Trust had identified as a fall out benefit to First Trust and First Trust Portfolios L.P. their exposure to investors and brokers who, in the absence of the Fund or other funds of the Trust, may have had no dealings with First Trust. The Board also noted that First Trust would not utilize soft dollars in connection with its management of the Fund's portfolio.

After discussion, the Board of Trustees, including the Independent Trustees, concluded that First Trust had the capabilities, resources and personnel necessary to manage the Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Trustees concluded that it was in the best interests of the Fund to approve the Agreement. No single factor was determinative in the Board's analysis.


First Trust ISE Global Copper Index Fund
First Trust ISE Global Platinum Index Fund

The Board of Trustees of the First Trust Exchange-Traded Fund II (the "Trust"), including the Independent Trustees, approved the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. ("First Trust") for First Trust ISE Global Copper Index Fund and First Trust ISE Global Platinum Index Fund (each a "Fund" and collectively, the "Funds") for an initial two year term at a meeting held on January 21, 2010. The Board of Trustees determined for each Fund that the Agreement is in the best interests of the Fund in light of the services, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for each Fund, the Independent Trustees received a report in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services to be provided by First Trust to each Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee structure for each Fund as compared to fees charged by investment advisors to comparable exchange-traded funds ("ETFs"), and as compared to fees charged to other First Trust clients with similar investment objectives, and to other ETFs managed by First Trust; the estimated expenses to be incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on First Trust; fall out benefits to First Trust and First Trust Portfolios L.P.; and a summary of First Trust's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by First Trust. The Board applied its business judgment to determine whether the arrangement between the Trust and First Trust is a reasonable business arrangement from each Fund's perspective as well as from the perspective of shareholders.

In evaluating whether to approve the Agreement for each Fund, the Board considered the nature, extent and quality of services to be provided by First Trust under the Agreement, and noted that First Trust employees provide management services to other ETFs and to other investment companies in the First Trust complex with diligence and care. The Board also considered the compliance program that had been developed by First Trust and the skills of its employees who would be working with the Funds. It also considered the efforts expended by First Trust in organizing the Trust and making arrangements for entities to provide services to the Funds. Since each Fund is newly organized, the Board did not consider the investment performance of the Funds but the Board did consider the hypothetical performance of the applicable index for each Fund. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services to be provided to the Funds by First Trust under the Agreement are expected to be satisfactory.

The Board reviewed information regarding the proposed unitary fee structure for each Fund. The Board noted that under the unitary fee arrangement, each Fund would pay First Trust a fee equal to an annual rate of 0.70% of its average daily net assets and that First Trust would be responsible for each Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit, licensing and other services, but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, service fees and distribution fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board also considered information provided by First Trust and Lipper, Inc. ("Lipper") for each Fund on the advisory fees and other expenses paid by other comparable ETFs. The Board noted that the unitary fees for First Trust ISE Global Copper Index Fund and

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Additional Information (Continued)
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                       First Trust Exchange-Traded Fund II
                           March 31, 2010 (Unaudited)


First Trust ISE Global Platinum Index Fund were generally higher than the total expense ratios of the peer funds provided by First Trust and Lipper for the Funds. The Board considered the limitations on the comparability of the funds in each of the First Trust and Lipper peer groups, including that not all peer funds charged a unitary fee and that none of the peer funds invested exclusively in issuers engaged in copper or platinum-related businesses. The Board considered the total expense ratios (after fee waivers) of other First Trust ETFs with investment objectives and policies similar to each Fund's investment objective and policies (including, in particular, the higher custody costs), noting that they were generally the same as the unitary fee proposed to be charged to each Fund. In light of the nature, extent and quality of services to be provided under the Agreement, the Board determined that the proposed unitary fee for each Fund was fair and reasonable.

The Board considered First Trust's representation that the proposed unitary fee for each Fund was not structured to pass the benefits of any economies of scale on to shareholders as each Fund's assets grow, but that First Trust did not believe this was material to the Board's consideration of the proposed unitary fees due to the anticipated asset levels for each Fund. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would benefit First Trust, but that a unitary fee structure provides certainty in expenses for the Funds. The Board noted that First Trust has continued to invest in personnel and infrastructure for the First Trust complex. The Board took the costs to be borne by First Trust in connection with its services to be performed under the Agreement into consideration and noted that First Trust was unable to estimate the profitability of the Agreement to First Trust. The Board considered that First Trust had identified as a fall out benefit to First Trust and First Trust Portfolios L.P. their exposure to investors and brokers who, in the absence of the Funds, may have had no dealings with First Trust. The Board also noted that First Trust would not utilize soft dollars in connection with its management of the Funds' portfolios.

After discussion, the Board of Trustees, including the Independent Trustees, concluded that First Trust had the capabilities, resources and personnel necessary to manage each Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Trustees concluded that it was in the best interests of each Fund to approve the Agreement. No single factor was determinative in the Board's analysis.


First Trust Dow Jones STOXX(R) European Select Dividend Index Fund First Trust FTSE EPRA/NAREIT Global Real Estate Index Fund
First Trust Dow Jones Global Select Dividend Index Fund
First Trust ISE Global Engineering and Construction Index Fund
First Trust ISE Global Wind Energy Index Fund

The Board of Trustees of the First Trust Exchange-Traded Fund II (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor") on behalf of the following five series of the Trust (each a "Fund" and collectively, the "Funds"):

First Trust Dow Jones STOXX(R) European Select Dividend Index Fund First Trust FTSE EPRA/NAREIT Global Real Estate Index Fund
First Trust Dow Jones Global Select Dividend Index Fund
First Trust ISE Global Engineering and Construction Index Fund
First Trust ISE Global Wind Energy Index Fund

The Board approved the continuation of the Agreement for a one-year period ending March 31, 2011 for each Fund at a meeting held on March 21-22, 2010. The Board of Trustees determined that the terms of the Agreement are fair and reasonable and that the Agreement continues to be in the best interests of the Trust and each Fund.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for each Fund, the Independent Trustees received a report in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee for each Fund as compared to fees charged by investment advisors to comparable funds and as compared to fees charged to other clients of the Advisor; expenses of each Fund compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P.; and information on the Advisor's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor are reasonable business arrangements from each Fund's perspective as well as from the perspective of shareholders.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of services provided under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund. The Board considered the compliance

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Additional Information (Continued)
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                       First Trust Exchange-Traded Fund II
                           March 31, 2010 (Unaudited)


program that had been developed by the Advisor and noted the enhancements made by the Advisor to the compliance program in 2009. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective and policies.

The Board considered the advisory fees payable by each Fund under the Agreement. The Board considered that the Advisor agreed to extend the current expense cap for each Fund through May 15, 2011. For each Fund, the Board noted that expenses borne by the Advisor are proposed to be subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding its expense cap, or if the expense cap is no longer in effect, would result in the Fund exceeding an expense ratio equal to its most recent expense cap. The Board considered the fees charged by the Advisor to other exchange-traded funds ("ETFs") and other advisory clients with investment objectives and policies similar to the Funds', noting that those fees generally were similar to the fees charged to the Funds. In addition, the Board received data prepared by Lipper Inc. ("Lipper"), an independent source, showing the management fees and expense ratios of each Fund as compared to the management fees and expense ratios of a combined peer group selected by Lipper and the Advisor. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for each Fund, including that (i) many of the Funds are unique in their composition which makes assembling peers with similar strategies and asset mix difficult, and (ii) many of the peer funds are larger than the Funds. The Board reviewed the Lipper materials, but based on its discussions with the Advisor, the Board determined that the Lipper data was of limited value for purposes of its consideration of the renewal of the Agreement.

The Board also considered performance information for each Fund, noting that the performance information included each Fund's quarterly performance report, which is part of the process that the Board has established for monitoring each Fund's performance on an ongoing basis. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board also considered the performance of each Fund's underlying index and reviewed the correlation between each Fund's underlying index and the Fund's performance and concluded that the correlation between each Fund's performance, before expenses, and its underlying index was appropriate. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing each Fund's performance to the combined peer group selected by Lipper and the Advisor, as well as to a larger group and to a broad-based benchmark. The Board reviewed the Lipper materials, but for similar reasons to those described above, the Board determined that the performance data provided by Lipper was of limited value.

On the basis of all the information provided on the fees, expenses and performance of each Fund, the Board concluded that the advisory fees for each Fund were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor to each Fund under the Agreement.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board concluded that the advisory fee for each Fund reflects an appropriate level of sharing of any economies of scale at current asset levels. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to each Fund for the twelve months ended December 31, 2009, as set forth in the materials provided to the Board, noting that the Advisor estimated that it incurred a loss in providing services to each Fund in 2009. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and First Trust Portfolios L.P. their exposure to investors and brokers who, in the absence of the Funds, may have had no dealings with the Advisor, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of Trust and each Fund. No single factor was determinative in the Board's analysis.

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Risk Considerations
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                      First Trust Exchange-Traded Fund II
                           March 31, 2010 (Unaudited)


Risks are inherent in all investing. You should consider each Fund's investment objective, risks, charges and expenses carefully before investing. You can download each Fund's prospectus at http://www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund. For additional information about the risks associated with investing in the Funds, please see the Funds' statement of additional information, as well as other regulatory filings. Read these documents carefully before you invest. First Trust Portfolios L.P. is the distributor of the First Trust Exchange-Traded Fund II.

The following summarizes some of the risks that should be considered for the Funds.

Each Fund's shares will change in value, and you could lose money by investing in a Fund. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the shares' net asset value. Unlike shares of open-end funds, investors are generally not able to purchase shares directly from a Fund and individual shares are not redeemable. However, specified large blocks of shares called creation units can be purchased from, or redeemed to, the Fund.

Each Fund's shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. In 2008 and early 2009, securities markets were significantly negatively affected by the financial crisis that initially resulted from the downturn in the subprime mortgage market in the United States.

You should anticipate that the value of each Fund's shares will decline, more or less, in correlation with any decline in the value of that Fund's corresponding index.

Each Fund's return may not match the return of its corresponding index for a number of reasons. For example, the Funds incur operating expenses not applicable to their corresponding indexes, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of its corresponding index. In addition, each Fund's portfolio holdings may not exactly replicate the securities included in its corresponding index or the ratios between the securities included in such index.

Each Fund is exposed to additional market risk due to its policy of investing principally in the securities included in its corresponding index. As a result of this policy, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. Therefore, the Funds will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from a Fund's corresponding index.

Each Fund relies on a license and related sublicense that permits it to use its corresponding index and associated trade names, trademarks and service marks in connection with the name and investment strategies of the Fund. Such license and related sublicense may be terminated by the index provider and, as a result, a Fund may lose its ability to use such intellectual property. There is also no guarantee that an index provider has all rights to lease intellectual property on behalf of a Fund. Accordingly, in the event the license is terminated or the index provider does not have rights to license such intellectual property, it may have a significant effect on the operation of the respective Fund.

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund will be concentrated in the securities of a given industry if the Fund's corresponding index is concentrated in such individual industry. A concentration makes a Fund more susceptible to any single occurrence affecting the industry and may subject a Fund to greater market risk than less controlled funds.

The Funds are not actively managed. The Funds may be affected by a general decline in certain market segments relating to their corresponding index. The Funds invest in securities included in or representative of its index regardless of their investment merit. The Funds generally will not attempt to take defensive positions in declining markets.

Each Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended. As a result, each Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Funds may invest a relatively high percentage of their assets in a limited number of issuers, the Funds may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which they invest.

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Risk Considerations (Continued)
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                      First Trust Exchange-Traded Fund II
                           March 31, 2010 (Unaudited)


Each Fund invests in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. Some of these risks may include, but are not limited to, the following: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of a Fund's investments;
(iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make distribution payments to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease a Fund's return. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one country.

Because each Fund's NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of a Fund's holdings goes up.

Each Fund may hold securities of certain non-U.S. and non-Canadian companies in the form of Depositary Receipts. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Each Fund invests in small and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Each Fund invests in companies that are considered to be PFICs, which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income. Therefore, such Funds could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is distributed to its shareholders in a timely manner. Such Fund will not be able to pass through to its shareholders any credit or deduction for such taxes.

Each Fund invests in securities issued by companies headquartered in Europe. Such Funds are therefore subject to certain risks associated specifically with Europe. A significant number of countries in Europe are member states in the EU, and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In addition, European corporations, and other entities with significant markets or operations in Europe (whether or not in the participating countries), face strategic challenges as these entities adapt to a single transnational currency. The Euro conversion may have a material impact on revenues, expenses or income from operations; increase competition due to the increased price transparency of EU markets; affect issuers' currency exchange rate risk and derivatives exposure; disrupt current contracts; cause issuers to increase spending on information technology updates required for the conversion; and result in potential adverse tax consequences.

The First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund invests in securities issued by companies headquartered in Asia and is therefore subject to certain risks associated specifically with Asia. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea. The Tokyo stock market, as measured by the Tokyo Stock Price Index, has been volatile. Declines in the Tokyo stock market have made the country's banks and financial institutions vulnerable because of their large share portfolios. Japanese banks have been left with large numbers of nonperforming loans. The Japanese economy labors under a heavy government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred.

The First Trust Dow Jones Global Select Dividend Index Fund and the First Trust Dow Jones STOXX(R) European Select Dividend Index Fund invest in the securities of companies in the financials sector. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. These industries are generally extensively regulated and may be adversely affected by increased regulations.

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Risk Considerations (Continued)
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                      First Trust Exchange-Traded Fund II
                           March 31, 2010 (Unaudited)


The First Trust Dow Jones Global Select Dividend Index Fund and the First Trust Dow Jones STOXX(R) European Select Dividend Index Fund may invest in companies that may be significantly affected by the downturn in the U.S. and world economies that began with the significant decline in the subprime mortgage lending market in the United States. Due to the downturn, subprime mortgage loans have in recent periods experienced increased rates of delinquency, foreclosure, bankruptcy and loss, and are likely to continue to be subject to interest rates that are significantly higher than those experienced by mortgage loans underwritten in a traditional manner. The downturn in the subprime mortgage lending market and the resulting impact in the world's economies has had a significant adverse effect on the financials sector and the economy and may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of the Fund may decline in response to such developments.

The First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund invests in companies in the real estate industry, including REITs and therefore, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, possible declines in the value of real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a REIT's market, changes in interest rates and environmental problems. Because the Fund invests in REITs it is subject to certain other risks related to REIT structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of selfliquidation of one or more holdings, and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

The First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund is also subject to interest rate risk. Increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors' collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates.

The First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund may invest in real estate companies that may be affected by the downturn in the subprime mortgage lending market in the United States. Subprime loans have higher defaults and losses than prime loans. Subprime loans also have higher serious delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences into many aspects and geographic regions of the real estate business, and consequently, the value of the Global Real Estate Index Fund may decline in response to such developments.

The First Trust ISE Global Wind Energy Index Fund invests in wind energy companies. Wind energy companies can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions. This can be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations. Wind energy companies could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

The First Trust ISE Global Wind Energy Index Fund invests in the securities of companies in the industrials sector. Many companies in this sector convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industries included in this sector are electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The First Trust ISE Global Wind Energy Index Fund invests in the securities of companies in the utilities sector. General problems of issuers in the utilities sector include the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. All of such issuers have been experiencing certain of these problems in varying degrees.

The First Trust ISE Global Engineering and Construction Index Fund invests in the securities of companies in the industrials sector which includes companies in the engineering and construction business. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund invests in the securities of smart grid companies. Smart grid companies can be negatively affected by high costs of research and development, high capital requirements for implementation, uncertain government regulations and input,

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Risk Considerations (Continued)
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                      First Trust Exchange-Traded Fund II
                           March 31, 2010 (Unaudited)


limited ability of industrial and utility companies to quickly transform their businesses in order to implement new technologies and uncertainty of the ability of new products to penetrate established industries. Smart grid companies are often reliant upon contracts with government and commercial customers which may expire from time to time. Such companies are also affected by the general business conditions within the industrial, utility, information technology and telecommunications sectors and the overall global economy.

The First Trust ISE Global Copper Index Fund and the First Trust ISE Global Platinum Index Fund invest in the securities of companies in the material sector. General risks of the materials sector include the general state of the economy, consolidation, domestic and international politics and excess capacity. In addition, basic materials companies may also be significantly affected by volatility of commodity prices, import controls, worldwide competition, liability for environmental damage, depletion of resources and mandated expenditures for safety and pollution control devices.

The First Trust ISE Global Copper Index Fund may be adversely affected by a decrease in the worldwide demand and price of copper. Various factors may lead to a decreased demand and price of copper. As an industrial metal, the demand for and price of copper may be negatively impacted by a decreased level of industrial activity using copper. Other factors include the availability of substitutes such as man-made or synthetic substitutes, disruptions in the supply chain, from mining to storage to smelting or refining, adjustments to inventory, variations in production costs, including storage, labor and energy costs, costs associated with regulatory compliance, including environmental regulations and changes in industrial, government and consumer demand, both in individual consuming nations and internationally.

The First Trust ISE Global Copper Index Fund may be significantly impacted by competitive pressures in the copper mining business and the price of copper. Because more than half of the world's copper production occurs in the United States, Chile, Canada, Russia and Zambia, the Fund's Share price may be particularly sensitive to any adverse political or economic developments affecting these countries. The Fund's Share price may experience volatility because the price of copper may fluctuate substantially over short periods of time. Moreover, the Index tracks companies involved in the copper mining business and not the price of copper. The securities of companies involved in the copper mining business may under- or over-perform the price of copper over the short term or the long term.

The First Trust ISE Global Copper Index Fund invests in the securities of companies that are domiciled in Canada. The Fund is particularly sensitive to political, economic and social conditions in that country. Canada is a major producer of metals and energy-related products. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources, and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Any adverse events that affect Canada's major industries may have a negative impact on the overall Canadian economy and the Shares of the Fund.

The First Trust ISE Global Copper Index Fund invests in the securities of companies that are domiciled in the United Kingdom. The Fund is particularly sensitive to political, economic and social conditions in that country. The Fund may be affected unfavorably by political developments, social instability, changes in government policies and other political and economic developments in the United Kingdom.

The First Trust ISE Global Platinum Index Fund may be adversely affected by a decrease in the worldwide demand and price of PGMs. Various factors may lead to a decreased demand and price of PGMs. An increase in the level of hedge activity of PGM-producing companies could cause a decline in world PGM prices. A significant negative change in the attitude of speculators and investors towards PGMs could cause a decline in world PGM prices. A widening of interest rate differentials between the cost of money and the cost of PGMs could also negatively affect the price of PGMs which, in turn, could negatively affect the price of the Shares. In addition, automobile components that use PGMs account for a significant percentage of the global demand for PGMs. Because of the decline in demand and reduction in sales experienced by the global automotive industry, the price of PGMs may be negatively affected. PGM companies are also subject to risks associated with the exploration, development and production of PGMs, including competition for land, difficulties in obtaining required governmental approval to mine land, inability to raise adequate capital, increases in production costs and political unrest in nations where sources of PGMs are located, particularly Russia and South Africa.

The First Trust ISE Global Platinum Index Fund may be significantly impacted by competitive pressures in the PGM mining business and the price of PGMs. Because a vast majority of the world's PGM production occurs in Russia and South Africa, the Fund's Share price may be particularly sensitive to any adverse political or economic developments affecting these countries. The Fund's Share price may experience volatility because the price of PGMs may fluctuate substantially over short periods of time. Moreover, the Index tracks companies involved in the PGM mining business and not the price of PGMs. The securities of companies involved in the PGM mining business may under- or over-perform the price of PGMs over the short term or the long term.

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Risk Considerations (Continued)
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                       First Trust Exchange-Traded Fund II
                           March 31, 2010 (Unaudited)


Because a significant percentage of the world's PGM mining takes place in South Africa, the First Trust ISE Global Platinum Index Fund is particularly sensitive to political and economic conditions in that country. South Africa has historically experienced acts of terrorism and strained international relations related to border disputes, historical animosities, racial tensions and other domestic concerns. These situations may cause uncertainty in the South African market and may adversely affect the performance of the South African economy.




        NOT FDIC INSURED          NOT BANK GUARANTEED          MAY LOSE VALUE

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[LOGO OMITTED]           FIRST TRUST




FIRST TRUST EXCHANGE-TRADED FUND II
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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187



ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286



BOARD ADMINISTRATOR
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809



INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606



LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603



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Inside Back Cover

                               [BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEMS 6. SCHEDULE OF INVESTMENTS.

Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM  12. EXHIBITS.

(a) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    First Trust Exchange-Traded Fund II
               -------------------------------------

By: /s/ James A. Bowen
    -----------------------------

Name:    James A. Bowen

Title:   Chairman of the Board, President and Chief Executive Officer

Date:  May 27, 2010
       ----------------------------



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ James A. Bowen
    -----------------------------

Name:    James A. Bowen

Title:   Chairman of the Board, President and Chief Executive Officer

Date:  May 27, 2010
       ----------------------------



By: /s/ Mark R. Bradley
    -----------------------------

Name:    Mark R. Bradley

Title:   Treasurer, Controller, Chief Financial Officer and Chief
         Accounting Officer

Date:  May 27, 2010
       ----------------------------